Exhibit 10.35

*** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

AIRBUS A320 NEO FAMILY AIRCRAFT PURCHASE AGREEMENT

Dated as of July 28, 2011

between

AIRBUS S.A.S

Seller

and

C.I.T. Leasing Corporation

Buyer

C O N T E N T S

CLAUSES	TITLE
0	PURCHASE AGREEMENT
1	DEFINITIONS
2	SALE AND PURCHASE
3	CHANGES
4	PRICE
5	PRICE REVISION
6	PAYMENT TERMS
7	PLANT REPRESENTATIVES - INSPECTION
8	BUYER'S ACCEPTANCE
9	DELIVERY
10	EXCUSABLE DELAY
11	INEXCUSABLE DELAY
12	WARRANTIES AND SERVICE LIFE POLICY
13	PATENT AND COPYRIGHT INDEMNITY
14	TECHNICAL DATA AND SOFTWARE SERVICES
15	SELLER REPRESENTATIVES
16	TRAINING
17	VENDORS' PRODUCT SUPPORT
18	BUYER FURNISHED EQUIPMENT AND DATA

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C O N T E N T S

CLAUSES	TITLE
19	ASSIGNMENT
20	DATA RETRIEVAL
21	TERMINATION FOR CERTAIN EVENTS
22	MISCELLANEOUS PROVISIONS

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C O N T E N T S

EXHIBITS

EXHIBIT "A"	A319-100 SPECIFICATION
EXHIBIT "B"	CHANGE ORDERS TO A319-100 STANDARD SPECIFICATION WITH NEO (SCNs)
EXHIBIT "C"	A320-200 SPECIFICATION
EXHIBIT "D"	CHANGE ORDERS TO A320-200 STANDARD SPECIFICATION WITH NEO (SCNs)
EXHIBIT "E"	A321-200 SPECIFICATION
EXHIBIT "F"	CHANGE ORDERS TO A321-200 STANDARD SPECIFICATION (SCNs) WITH NEO
EXHIBIT "G-1"	SCN FORM
EXHIBIT "G-2"	MSCN FORM
EXHIBIT "H"	SELLER SERVICE LIFE POLICY
EXHIBIT "I"	CERTIFICATE OF ACCEPTANCE
EXHIBIT "J”	A320 TECHNICAL DATA AND DOCUMENTATION
EXHIBIT "K"	AIRFRAME PRICE REVISION FORMULA
EXHIBIT "L"	CFM PROPULSION SYSTEMS PRICE REVISION FORMULA
EXHIBIT "M"	PW PROPULSION SYSTEMS PRICE REVISION FORMULA
EXHIBIT “N”	LICENSES AND ON LINE SERVICES
EXHIBIT “O”	MATERIAL SUPPLY AND SERVICES

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P U R C H A S E   A G R E E M E N T

This Agreement is made as of July ____, 2011

between

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

(hereinafter referred to as the "Seller")

and

C.I.T. Leasing Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at

11 West 42nd Street
12th floor
New York, New York 10036
USA

(hereinafter referred to as the "Buyer")

WHEREAS,

the Buyer wishes to firmly purchase and the Seller is willing to sell fifty (50) A320 NEO Family Aircraft, as defined here below, with the specifications and related products and services, and upon the terms and conditions, herein provided,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1 -

DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

A320 NEO Family Aircraft – collectively the A319 NEO Aircraft, the A320NEO Aircraft and the A321 NEO Aircraft, as defined in sub-Clause 2.2 of this Agreement.

A319 NEO Aircraft - as defined in sub-Clause 2.2 of this Agreement and Exhibit “B” hereto.

A320 NEO Aircraft - as defined in sub-Clause 2.2 of this Agreement and Exhibit “D” hereto.

A321 NEO Aircraft - as defined in sub-Clause 2.2 of this Agreement and Exhibit “F” hereto.

ACT - auxiliary center fuel tank.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

After-Tax Basis - means with respect to any payment required to be made on an After-Tax Basis (“Required Payment”), that such Required Payment shall be supplemented by and include an additional amount so that, after (i) deduction of all taxes, fees, imposts, duties, and similar charges resulting from such receipt or accrual and of any penalties, fines or interest thereon (“Taxes”), including such Taxes imposed with respect to such additional amount or amounts, and (ii) taking into account any credits or deduction in Taxes allowed to the Indemnitee (as defined in sub-Clause 4.3.3 herein) as a consequence of the payment of (x) the underlying Taxes or other amounts with respect to which the Required Payment is to be made and (y) any Taxes imposed with respect to the Required Payment, the net amount obtained by the Indemnitee equals the Required Payment; provided, however, that for the purposes of such calculations it shall be assumed that the Indemnitee is at all times subject to taxation at the highest applicable marginal rates that apply to the Indemnitee from time to time.

Agreement - this Airbus A320 NEO Family Purchase Agreement, including all exhibits, appendixes and Letter Agreements attached hereto, as the same may be amended or modified and in effect from time to time.

AirbusWorld corresponds to the Seller’s customer portal as further defined in the GTC.

Aircraft - any or all of, fifty (50) Airbus A320 NEO Family Aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

Airframe - any Aircraft, excluding the Propulsion Systems therefor.

Airframe Price Revision Formula - as defined in sub-Clause 5.1 and Exhibit “K” hereto.

Airworthiness Authorities means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

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Alternative Airworthiness Authority - as defined in sub-Clause 2.7 herein.

Base Price - for any Aircraft, Airframe or Propulsion Systems, as defined in sub-Clause 4.1 of this Agreement.

Buyer Furnished Equipment (or BFE) - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, as defined in the Specification.

CAA – the Civil Aviation Authority of the United Kingdom.

Certificate of Acceptance has the meaning set out in Clause 8.3.

CFM – CFM International, the manufacturer of the LEAP-X series Propulsion Systems.

COC Data - as defined in sub-Clause 14.9 of this Agreement.

Contractual Definition Freeze or CDF has the meaning set out in Clause 2.5.2.

Customization Milestones Chart has the meaning set out in Clause 2.5.1.

Delivery Date - with respect to an Aircraft, the date on which such Aircraft is delivered by the Seller to the Buyer.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Location means the facilities of the Seller set forth in sub-Clause 9.1 of this Agreement.

Development Changes - as defined in sub-Clause 3.2 of this Agreement.

DGAC - the Direction Generale de l’Aviation Civile of France, or any successor agency thereto or any other authority or agency of the Government of France having like jurisdiction.

EASA - European Aviation Safety Authority, or any successor agency in force at the time of delivery of the relevant Aircraft, which shall act in lieu and place of the JAA, DGAC or LBA each as defined herein, or any of the government agencies which shall issue a certificate in respect of an Aircraft, as required in sub-Clause 2.6 or 2.7 as the case may be hereof.

Excusable Delay - as defined in sub-Clause 10.1 of this Agreement.

FAA - the U.S. Federal Aviation Administration of the United States Department of Transportation, or any successor agency thereto or any other authority or agency of the Federal Government of the United States having like jurisdiction.

Failure - as defined in sub-Clause 12.2.1 of this Agreement.

FAR- the United States Federal Aviation Regulations, as amended from time to time, or any similar regulations or legislation of the United States enacted in substitution or replacement.

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thereof.

Final Contract Price - as defined in sub-Clause 4.2 of this Agreement.

General Terms and Conditions or GTC means the General Terms and Conditions of Access to and Use of AirbusWorld, signed between the Seller and an Affiliate of the Buyer (CIT AI), dated June 1, 2007, attached as Part 2 of Exhibit “N” hereto.

Goods and Services means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Inexcusable Delay - as defined in sub-Clause 11.1 of this Agreement.

In-house Warranty - as defined in sub-Clause 12.1.7 of this Agreement.

In-house Warranty Labor Rate - as defined in sub-Clause 12.1.7(v) of this Agreement.

Initial Operator – the first Operator of an Aircraft following its Delivery hereunder.

Interface Problem - as defined in sub-Clause 12.4.1 of this Agreement.

Irrevocable SCNs means the list of SCNs, which are irrevocably part of the respective A320 NEO Family Aircraft specification, as expressly set forth in Exhibit “B”, “D” and “F“ respectively.

Item - as defined in sub-Clause 12.2.1 of this Agreement.

JAA - the European Joint Airworthiness Authorities, or any successor agency thereto.

LBA - Luftfahrt-Bundesamt of Germany or any successor agency thereto.

Letter Agreement – those certain letter agreements of corresponding number dated as of the date hereof between the Buyer and the Seller, which are, by their terms, made a part hereof.

LIBOR - for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest basis point (0.5 rounds to 1). If only one (1) offered rate appears, the rate for that interest period will be “LIBOR” as quoted by National Westminster Bank, plc. “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

Manufacturer - AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, or any successor or assignee there of; also referred to herein as “Seller.”

Manufacturer’s Design - shall mean the detailed design and detail Specification of an Aircraft

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originated by the Manufacturer.

Manufacturer Specification Change Notice or MSCN has the meaning set out in Clause 3.2

Material has the meaning set out in Clause 1.2 of Exhibit O.

Material Breach - as defined in sub-Clause 21.1 of this Agreement.

NEO Aircraft means an Aircraft incorporating the New Engine Option.

New Engine Option has the meaning set forth in Clause 2.3 hereof.

Inexcusable Delay has the meaning set out in Clause 11.1.

Operator- any operator of an Aircraft following Delivery hereunder.

Pratt and Whitney (or PW) – Pratt and Whitney, the manufacturer of the Pratt & Whitney PW1100G series Propulsion Systems

Predelivery Payment - any payment made against the Final Contract Price of an Aircraft according to the schedule set forth in sub-Clause 6.2.2 of this Agreement.

Predelivery Payment Reference Price - as defined in sub-Clause 6.2.3 of this Agreement.

Propulsion Systems –

  for the A319 NEO Aircraft, the A320 NEO Aircraft and the A321 NEO Aircraft, any of (i) the set of two (2) CFMI LEAP-X series engines, including associated standard equipment, installed on such Aircraft on delivery or (ii) the set of two (2) PW1100G series engines including associated standard equipment, installed on such Aircraft on Delivery, in each case as set out in sub-Clause 2.4 hereof and selected as per sub-Clause 4.1.4 hereof.

Propulsion Systems Reference Price means the reference price of a set of Propulsion Systems as set out in Exhibit L and M respectively.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion Systems as set out in Clause 2.4.

Propulsion Systems Price Revision Formula is set out in Exhibit L and M respectively.

Ready for Delivery has the meaning set forth in sub-Clause 9.2 hereof.

RFC - as defined in sub-Clause 3.3 of this Agreement.

SCN or Specification Change Notice - as defined in sub-Clause 3.1 of this Agreement.

Scheduled Delivery (or Scheduled Delivery Date) - with respect to an Aircraft, the date scheduled for delivery by the Seller to the Buyer, pursuant to Letter Agreement No. 1 and sub-Clause 9.1 of the Agreement.

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Seller Furnished Equipment - shall mean, for any Aircraft, all items of equipment that will be furnished by the Seller and installed in the Aircraft by the Seller, as defined in the Specification.

Seller Parts - shall mean Aircraft components, systems, accessories, equipment and parts, manufactured pursuant to Manufacturer’s Design.

Service Life Policy - as defined in sub-Clause 12.2 of this Agreement.

Sharklets means a new large wing tip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit O.

Specification - as defined in sub-Clause 2.2 of this Agreement.

Standard Specification - as defined in sub-Clause 2.2 of this Agreement.

Supplier has the same meaning as Vendor.

Supplier Product Support Agreement has the meaning set out in Clauses 12.3 and 17.1.1.

SPSA Application means the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements.

Technical Data - as defined in sub-Clause 14.1 of this Agreement.

Total Loss has the meaning set out in Clause 10.5.

Training Conference - as defined in sub-Clause 16.1.1.4 of this Agreement.

Vendor - each manufacturer (other than a Propulsion System Manufacturer) of a component, equipment, accessory or part installed in an Aircraft at its delivery to the Buyer under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Supplier Product Support Agreements manual referred to in sub-Clause 12.3.1 of this Agreement.

Vendor Component - as defined in sub-Clause 12.4.3 of this Agreement.

Vendor Parts - as defined in sub-Clause 12.3.1 of this Agreement.

Warranted Part - as defined in sub-Clause 12.1.1 of this Agreement.

Warranty Claim - as defined in sub-Clause 12.1.6(v) of this Agreement.

Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

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The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

In this Agreement unless the context otherwise requires:

(a)

references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

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2 -	SALE AND PURCHASE

2.1	General The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of the Aircraft subject to the terms and conditions contained in this Agreement.

2.2

Specifications

The A319-100 NEO Aircraft (the “A319 NEO Aircraft”) will be manufactured in accordance with the A319-100 Standard Specification, Document No. J.000.01000, Issue 6, dated March 1, 2007, as amended to reflect a MTOW of 70 metric tons, a MLW of 61 metric tons and a MZFW of 57 metric tons (as so amended, the "A319 Standard Specification", a copy of which is annexed hereto as Exhibit "A").

The A320-200 NEO Aircraft (the “A320 NEO Aircraft”) will be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 7, dated March 1, 2007, as amended to reflect a MTOW of 77 metric tons, a MLW of 64.5 metric tons and a MZFW of 61 metric tons (as so amended, the "A320 Standard Specification", a copy of which is annexed hereto as Exhibit "C").

The A321-200 NEO Aircraft (the “A321 NEO Aircraft”) will be manufactured in accordance with the A321-200 Standard Specification, Document No. E.000.02000, Issue 4, dated March 1, 2007, as amended to include one (1) ACT and to reflect a MTOW of 89 metric tons a MLW of 75.5 metric tons and a MZFW of 71.5 metric tons (as so amended, the "A321 Standard Specification", a copy of which is annexed hereto as Exhibit "E").

The A319 NEO Aircraft, A320 NEO Aircraft and A321 NEO Aircraft are collectively referred to as the “A320 NEO Family Aircraft”.

2.3 2.3.1

New Engine Option

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319-100 / A320-200 / A321-200 aircraft. The specification of respectively the A319 NEO Aircraft, the A320 NEO Aircraft and the A321 NEO Aircraft shall be derived from the current A319-100 / A320-200 / A321-200 aircraft´s respective Standard Specification(s) and based on the new Propulsion Systems, as set forth in Clause 2.4 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs respectively listed in Exhibit “B”, Exhibit “D” and Exhibit “F”, the implementation of which is hereby irrevocably accepted by the Buyer.

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2.3.2	The New Engine Option shall modify the design weights of the Standard Specification(s) as follows:

	A319 NEO Aircraft	A320 NEO Aircraft	A321 NEO Aircraft
MLW	62.8t	66.3 t	77.3 t
MZFW	58.8 t	62.8 t	73.3 t

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

The respective A319-100, A320-200 and A321-200 aircraft Standard Specifications for the Aircraft, each as amended by the SCNs respectively set forth in Exhibits “B”, “D”, “F” hereto, are hereinafter referred to as the "Specifications" (and individually for each Aircraft type, as the “Specification”). The Specifications for the Aircraft may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.4	Propulsion Systems The Airframe shall be equipped with a set of either two (2) CFM LEAP-X Propulsion Systems or two (2) Pratt & Whitney PW1100G Propulsion Systems, as follows;

	Pratt & Whitney	CFM
A319 NEO Aircraft	PW1124G AET* (23,500 lbf)	LEAP-X 1A24 AET* (23,500 lbf) or LEAP-X 1A24E1 AET* (23,500 lbf)
A320 NEO Aircraft	PW1127G AET* (26,300 lbf)	LEAP-X 1A26 AET* (26,300 lbf) or LEAP-X 1A26E1 AET* (26,300 lbf)
A321 NEO Aircraft	PW1133G AET* (32,100 lbf)	LEAP-X 1A32 AET* (32,100 lbf)

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or LEAP-X 1A32B1 AET* (32,100 lbf) or LEAP-X 1A32B2 AET* (32,100 lbf)

* AET means Airbus Equivalent Thrust

2.5 2.5.1

Milestones

Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.5.2

Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

2.6 2.6.1

Certification

Each Aircraft shall be delivered to the Buyer with EASA (or the relevant Airworthiness Authorities applicable in the jurisdictions of the Manufacturer’s facilities in Toulouse, France and Hamburg Germany) Type Certificate, as revised up to Delivery (transport/large transport category aircraft) for the type of Aircraft purchased hereunder, (as such have been obtained in accordance with applicable EASA requirements), and *** be delivered with a valid Certificate of Airworthiness for Export issued by the EASA and in a condition which qualifies the Aircraft for an FAA Certificate of Airworthiness pursuant to FAA FAR Part 21.183.

For all A320 NEO Family Aircraft the Seller shall also:

(i)

obtain or cause to be obtained from the FAA a Type Certificate (transport category) issued pursuant to FAR 21.29 and each Aircraft shall be in compliance with the applicable provisions of part 25 of the US Federal Aviation Regulations for all the types of aircraft purchased under this Agreement,

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(ii)	***; and

(iii)

provide Buyer with all documentation (except for those documents which can only be provided by Buyer) necessary for Buyer to obtain for each Aircraft at the time of Delivery a U.S. Public Health Certificate of Sanitary Construction for the Aircraft.

2.6.2	***

2.6.3	***

2.6.4	***

2.7	***

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3 -	CHANGES The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 3.

3.1

Specification Change Notices

The Specification may be amended from time to time by a Specification Change Notice, a written agreement between the parties (each such Specification Change Notice being herein called an "SCN" and being in the form of Exhibit "G-1" hereto). Each SCN will set forth in detail the particular changes to be made in the Specification, and the effect, if any, of such changes on design, performance, weight, balance, time of Delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by the Buyer and the Seller, but upon being so signed will constitute amendments to this Agreement. An SCN may result in an adjustment of the relevant Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

3.2

Development Changes

In the event of the Seller revising the Specification to incorporate Development Changes which have adverse effect on price, Delivery, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification with respect to parts, such revision shall be performed through a Manufacturer Specification Change Notice (“MSCN”) mutually agreed and signed by both the Buyer and the Seller, which shall be substantially in the form set out in Exhibit “G-2” hereto, or by such other means as may be deemed appropriate. In case the MSCN is necessitated by equipment obsolescence, the MSCN shall be accomplished without requiring the Buyer’s consent. For the purpose of this Paragraph 3.2 obsolescence is the characteristic of items and/or components or any part thereof, which has been taken out of production or cannot be purchased on the market. ***

The Specification may also be revised by the Seller without an MSCN or the Buyer's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the Delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification with respect to parts (hereinafter called "Development Changes"). Seller shall notify the Buyer of any such Development Changes in a timely fashion.

3.3

Requests and Approvals

In the event that the Buyer files a Request for Change ("RFC") with the Seller and the RFC does not subsequently become an SCN for any reason, such RFC will be cancelled without charge to the Buyer.

In the event that the Buyer requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and the Seller agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than the Seller's unreasonable refusal to sign the SCN or otherwise acting in bad faith), the Buyer will pay to the Seller the reasonable cost of design and other work directly resulting from such request incurred by the Seller, and such costs shall be further limited to the work specifically

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undertaken by the Seller directly in connection with such RFC. In the event that the Buyer requests the Seller in writing to proceed with a proposed change before any requisite approval of the relevant Airworthiness Authority has been obtained and subsequently such Airworthiness Authority approval is not obtained, any SCN which will have been executed in connection with such proposed change will be deemed cancelled.

3.4

Specification Changes Before Delivery

If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before Delivery of any Aircraft to enable the Buyer to obtain for such Aircraft the standard Airworthiness Certificate referred to in sub-Clause 2.6 or 2.7 (as the case may be) hereof, the Seller will make the required change or modification to the Aircraft. For each such change, the parties will sign an MSCN or an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of Delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Seller anticipates that the Scheduled Delivery of any Aircraft will be postponed by reason of such change, the Delivery Date of such Aircraft as provided in sub-Clause 9.1 will be extended to the extent of such postponement.

The effect on price of such a change will be borne:

***

3.5

Specification Changes After Delivery

Sub-Clause 3.4 will not require the Seller to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to the Buyer before any law or regulation referred to in sub-Clause 3.4 is to be complied with. Except as otherwise set forth in this Agreement, any such changes or modifications made to an Aircraft after its Delivery to the Buyer will be at the Buyer’s expense.

3.6

BFE into SFE

The Seller is considering turning certain items, which are currently BFE in the Specification, into SFE and the parties agree that such BFE items turned into SFE shall be purchased by the Buyer from the Seller for each Aircraft, ***

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4 -	PRICE

4.1	Base Price of the Aircraft

The Base Price of the A320 NEO Family Aircraft is the sum of:

(i) the Base Price of the Airframe which excludes Propulsion Systems and BFE,

(ii) the Base Price of the SCNs, and

(iii) the Base Price of the Propulsion Systems.

4.1.1	Base Prices of A319 NEO, A320 NEO and A321 NEO Airframe

4.1.1.1	Airframe of the A319 NEO Aircraft

The Base Price of the Airframe of an A319 NEO Aircraft will be the sum of the Base Prices set forth below in (i), (ii), (iii), (iv) and (v):

(i)

the Base Price of the Standard Airframe, as defined in the A319-100 Standard Specification set forth in Exhibit "A" hereto (including nacelles and thrust reversers and excluding Buyer Furnished Equipment), at delivery conditions prevailing in January 2010, which is:

***

(ii)

the Base Price of SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "B" at delivery conditions prevailing in January 2010, which is:

***

Such Base Price of SCNs may be revised by the Seller.

(iii) the Base Price of the New Engine Option (excluding Sharklets) at delivery conditions prevailing in January 2010, which is: ***

(iv) the Base Price of the Sharklets at delivery conditions prevailing in January 2010, which is: ***

(v) ***

4.1.1.2	Airframe of the A320 NEO Aircraft The Base Price of the Airframe of an A320 NEO Aircraft will be the sum of the Base Prices set forth below in (i), (ii), (iii), (iv) and (v):

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(i)

the Base Price of the Standard Airframe, as defined in the A320-200 Standard Specification set forth in Exhibit "C" hereto (including nacelles and thrust reversers and excluding Buyer Furnished Equipment), at delivery conditions prevailing in January 2010, which is:

***

and

	(ii)	the Base Price of SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "D" at delivery conditions prevailing in January 2010, which is: ***

Such Basic Price of SCNs may be revised by the Seller.

	(iii)	the Base Price of the New Engine Option (excluding Sharklets) at delivery conditions prevailing in January 2010, which is:

***

	(iv)	the Base Price of the Sharklets at delivery conditions prevailing in January 2010, which is:

***

	(v)	***

4.1.1.3	Airframe of the A321 NEO Aircraft The Base Price of the Airframe of an A321 NEO Aircraft will be the sum of the Base Prices set forth below in (i), (ii), (iii), (iv) and (v):

	(i)	the Base Price of the Standard Airframe, as defined in the A321-200 Standard Specification set forth in Exhibit "E" hereto (including 1 ACT, nacelles and thrust reversers and excluding Buyer Furnished Equipment), at delivery conditions prevailing in January 2010, which is:

***
	(ii)	the Base Price of SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit "F" at delivery conditions prevailing in January 2010, which is:

*** Such Basic Price of SCNs may be revised by the Seller.

	(iii)	the Base Price of the New Engine Option (excluding Sharklets) at delivery conditions prevailing in January 2010, which is:

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***

	(iv)	the Base Price of the Sharklets at delivery conditions prevailing in January 2010, which is:

***

	(v)	***

4.1.1.4

The Base Price of the Airframe of each A320 NEO Family Aircraft will be revised to the actual Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula as set forth in sub-Clause 5.1 hereto.

4.1.2 4.1.2.1

Base Price of the Propulsion Systems

The A319 NEO Aircraft PW Propulsion Systems

The Base Price of a set of two (2) PW 1124G Propulsion Systems (including additional standard equipment) for the A319 NEO Aircraft, at delivery conditions prevailing in January 2010, is:

***

4.1.2.2	The A319 NEO Aircraft CFM Propulsion Systems

	(i)	The Base Price of a set of two (2) CFM LEAP-X1A24 Propulsion Systems (including additional standard equipment) for the A319 NEO Aircraft, at delivery conditions prevailing in January 2010 is:

*** or

	(ii)	The Base Price of a set of two (2) CFM LEAP-X1A24E1 Propulsion Systems (including additional standard equipment) for the A319 NEO Aircraft, at delivery conditions prevailing in January 2010 is:

***

4.1.2.3

The A320 NEO Aircraft PW Propulsion Systems

The Base Price of a set of two (2) PW 1127G Propulsion Systems (including additional standard equipment) for the A320 NEO Aircraft, at delivery conditions prevailing in January 2010,is:

***

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4.1.2.4	The A320 NEO Aircraft CFM Propulsion Systems

	(i)	The Base Price of a set of two (2) CFM LEAP-X1A26 Propulsion Systems (including additional standard equipment) for the A320 NEO Aircraft, at delivery conditions prevailing in January 2010, is:

*** or

	(ii)	The Base Price of a set of two (2) CFM LEAP-X1A26E1 Propulsion Systems (including additional standard equipment) for the A320 NEO Aircraft, at delivery conditions prevailing in January 2010 is:

***

4.1.2.5

The A321 NEO Aircraft PW Propulsion Systems

The Base Price of a set of two (2) PW 1133G Propulsion Systems (including additional standard equipment) for the A321 NEO Aircraft, at delivery conditions prevailing in January 2010, is:

***

4.1.2.6	The A321 NEO Aircraft CFM Propulsion Systems

	(i)	The Base Price of a set of two (2) CFM LEAP-X1A32 Propulsion Systems (including additional standard equipment) for the A321 NEO Aircraft, at delivery conditions prevailing in January 2010, is:

*** or

	(ii)	The Base Price of a set of two (2) CFM LEAP-X1A32B1 Propulsion Systems (including additional standard equipment) for the A321 NEO Aircraft, at delivery conditions prevailing in January 2010 is:

*** or

	(iii)	The Base Price of a set of two (2) CFM LEAP-X1A32B2 Propulsion Systems (including additional standard equipment) for the A321 NEO Aircraft, at delivery conditions prevailing in January 2010 is:

***

4.1.3	The Base Prices for each relevant type of Propulsion Systems have been established in accordance with delivery conditions prevailing in January 2010 and have been calculated

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with reference to the Reference Prices of the Propulsion Systems indicated by CFM International and Pratt & Whitney, as the case may be. Such Reference Prices will be revised to the actual Delivery Date of the Aircraft on which the Propulsion Systems are installed in accordance with the relevant CFM and PW revision formulae set forth respectively in Exhibit “L” and Exhibit “M” hereto.

4.1.4

Selection of Propulsion Systems

The Buyer shall notify the Seller in writing of its selection of Propulsion Systems for the Aircraft under the terms and conditions set out in this Agreement, as it may be amended from time to time.

4.2	Final Contract Price

The Final Contract Price of an A320 NEO Family Aircraft will be the sum of:

	(i)	the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with sub-Clause 5.1 of this Agreement;

	(ii)	the price (as of delivery conditions prevailing in January 2010) of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Agreement, as adjusted to the Delivery Date of such Aircraft in accordance with sub-Clause 5.1 of this Agreement;

	(iii)	the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft as adjusted to the Delivery Date of such Aircraft in accordance with sub-Clause 5.2 of this Agreement; and

	(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.3 4.3.1

Taxes, Duties and Imposts

The Seller will bear and pay, and will indemnify and hold harmless the Buyer on an After-Tax Basis for, the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are imposed, levied, assessed, charged or required to be collected by any law, regulation or administrative rule or practice in any jurisdiction on or with respect to or resulting from or in connection with an Aircraft, component, accessory, item of equipment or part delivered or furnished under this Agreement (each a « Furnished Good ») or any act or event with respect thereto and relating to any period, or occurring, on or prior to delivery of the relevant Furnished Good to the Buyer, except that the Buyer will bear and pay the amount of (a) any withholding or deduction levied or required in respect of any amount payable by the Buyer under this Agreement unless such withholding would not have been

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required but for the failure of the Seller to deliver to the Buyer a properly completed and signed withholding tax exemption form reasonably and timely requested by the Buyer (provided such exemption is available to the Seller), (b) any Value Added Tax, if any, (or any equivalent) which the Seller is required to collect from the Buyer upon the delivery to the Buyer of an Aircraft or any other Furnished Good separately invoiced to the Buyer, and (c) any customs duties, taxes and fees required to be paid with respect to the registration of the Aircraft and the importation of the Aircraft into any country or jurisdiction where the Initial Operator has its home base.

4.3.2

The Buyer will bear and pay, and will indemnify and hold harmless on an After-Tax Basis the Seller for, the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to withhold or collect the amount thereof from the Buyer or (iii) imposed upon the Seller with an obligation on the Buyer to withhold or collect such amount from the Seller, and that are levied, assessed, charged or required to be collected by any law, regulation or administrative rule or practice in any jurisdiction on or with respect to or resulting from or in connection with any act (other than any act of the Seller or the Manufacturer ) or event with respect to, or the ownership or use of, a Furnished Good and occurring after delivery of the relevant Furnished Good to the Buyer, except that the Seller will bear and pay any customs duties, taxes and fees required to be paid with respect to the exportation of A320 NEO Family Aircraft from France or Germany.

4.3.3

In the event (i) any claim is received by either party ("Indemnitee") from any tax authority for a tax, duty, impost or similar charge, the liability for which has been assumed by the other party ("Indemnitor") pursuant to this sub-Clause 4.3, or (ii) Indemnitee determines that any tax, duty, impost or similar charge, the liability for which has been assumed by Indemnitor pursuant to this sub-Clause 4.3, is payable, Indemnitee will promptly give notice thereof to Indemnitor. At the request of the Indemnitor, Indemnitee shall contest ( or permit Indemnitor to contest in the name of Indemnitor or Indemnitee) any such claim for a tax, duty, impost or similar charge, provided there is a reasonable basis for such contest. Indemnitee will deliver to Indemnitor any exemption certificate or other document reasonably requested by Indemnitor to qualify for any available exemption from such a tax, duty, impost or similar charge. If Indemnitee receives a refund of any tax, duty, impost or similar charge which Indemnitor has paid or for which Indemnitor has indemnified Indemnitee, Indemnitee will promptly pay Indemnitor the amount of such refund.

4.3.4

The Buyer and the Seller agree to cooperate with each other in good faith to take all reasonable steps to mitigate the imposition of any taxes, duties, imposts or similar charges that may be required to be paid in connection with the transfer of title to, and delivery of, the Aircraft or other Furnished Good, provided that nothing in this sub-Clause 4.3.4 shall require either the Buyer or the Seller to take any action which in its sole discretion would have a material adverse effect on its business operations.

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5 - 5.1

PRICE REVISION

Airframe Price Revision Formula

The Base Price of each of the Airframe of each A320 NEO Family Aircraft will be revised to the actual Delivery Date of such Aircraft in accordance with the revision formula set forth in Exhibit "K" hereto unless otherwise provided in this Agreement.

5.2

Propulsion Systems Price Revision Formula

The Reference Price of the Propulsion Systems will be revised to the actual Delivery Date of the Aircraft on which such Propulsion Systems are installed in accordance with the appropriate revision formula set forth in, as applicable, Exhibit “L” (CFM) and Exhibit “M” (PW) hereto, unless otherwise provided in this Agreement.

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6 -	PAYMENT TERMS

6.1.1 6.2 6.2.1

***

A320 NEO Family Aircraft Predelivery Payments

Predelivery Payments will be paid by the Buyer to the Seller for each A320 NEO Family Aircraft and will, in the aggregate, amount to *** of the Predelivery Payment Reference Price of the Aircraft defined below in sub-Clause 6.2.3.

6.2.2	Predelivery Payments will be paid according to the following schedule:

Payment Date	Percentage of Aircraft Predelivery Payment Reference Price
***

TOTAL PAYMENT PRIOR TO DELIVERY	***

The Seller has received from the Buyer a deposit of *** for each of the fifty (50) firmly ordered A320 NEO Family Aircraft. Such deposits shall be credited against the first Predelivery Payment payable by the Buyer upon execution of this Agreement.

6.2.3	The Predelivery Payment Reference Price is defined as:

***

6.3 6.4

Intentionally left blank

Payment of Final Contract Price

Concurrently with the Delivery of each Aircraft, the Buyer will pay to the Seller the Final Contract Price thereof, less the total amount of the Predelivery Payments theretofore received by the Seller for such Aircraft under sub-Clause 6.2 above. Nothing contained herein or in sub-Clause 6.2 shall mean or imply that the Final Contract Price shall be increased in any manner on account of the escalation formula set forth in Clause 6.2.3 above. The Seller's receipt of the full amount of all Predelivery Payments and of the Final Contract Price will be a condition precedent to the Seller's obligation to deliver such Aircraft.

Concurrently with the delivery of an Aircraft, the Seller shall transfer in cash to the Buyer the amount of any payment to be made by the Seller to the Buyer in connection with the agreed payment procedure for such Aircraft.

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6.5

Payment of Other Amounts

Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in sub-Clauses 6.2.2 and 6.4 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft. In the event that ancillary amounts in connection with an Aircraft delivery are invoiced after delivery of such Aircraft, such amounts will be paid by Buyer within forty-five days after the invoice date.

6.6

Overdue Payments

If any payment due the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, and in the event that the Seller has not received payment within five (5) Business Days of the Seller’s notice of nonpayment, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller upon receipt of such claim ***

6.7

Refund of Predelivery Payments

The Buyer will have no right to any refund of any deposit or Predelivery Payment received by the Seller, provided that nothing in this sub-Clause 6.7 shall limit the Buyer’s rights to receive the payments set forth in Clauses 10 and 11 hereof upon termination of this Agreement with respect to a particular Aircraft.

6.8

Proprietary Interest

The Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to Delivery of and payment for such Aircraft as provided in this Agreement.

6.9

Payment in Full

The Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

7 -	PLANT REPRESENTATIVES - INSPECTION

7.1	Inspection Procedures

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7.1.1

All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Manufacturer and, if possible, at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Manufacturer will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Manufacturer or its subcontractors. The procedures for such inspections will be agreed upon with the Buyer prior to any inspection but shall be conducted pursuant to the Seller´s own system of inspection as developed under the supervision of the relevant Aviation Authority.

7.1.2

For the purposes of sub-Clause 7.1.1 above and commencing with the date of this Agreement until the Delivery of the last Aircraft, the Seller will furnish free-of-charge adequate secretarial assistance and suitable office space, office equipment and facilities in or conveniently located with respect to the Manufacturer’s works in Toulouse, France, or the Manufacturer’s works in Hamburg, Germany, as the case may be, for the use of not more than, in aggregate, four (4) representatives of the Buyer during the aforementioned period at each facility.

7.1.3

All inspections, examinations and discussions with the Seller's, the Manufacturer‘s or their respective subcontractors' engineering or other personnel by the Buyer and its said representatives will be performed in such manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

7.2 7.2.1	INDEMNITY SCOPE IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 7, THE SELLER AND THE BUYER PROVIDE THE INDEMNITIES SET FORTH IN SUB-CLAUSES 7.2.2 AND 7.2.3.

7.2.2	SELLER'S INDEMNITY ***

ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7.

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THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

7.2.3

BUYER'S INDEMNITY

THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER AND ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS)

	(I)	FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, INSPECTIONS OR CONTROLS UNDER THIS CLAUSE 7,

	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

	(III)	TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES IN CONECTION WITH ANY SUCH TESTS, CHECKOUTS INSPECTIONS, OR CONTROLS UNDER THIS CLAUSE 7.

WITH RESPECT TO SUB-CLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER TO THE EXTENT THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER AND THE MANUFACTURER OR ANY OF ITS AFFILIATES.

7.2.4

CLAIMS

IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 7.2, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF AT ITS SOLE EXPENSE, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUB-CLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER, ITS AFFILIATES OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A

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LAWSUIT AGAINST THE SELLER.

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8 - 8.1 8.1.1

BUYER'S ACCEPTANCE

Acceptance Procedures

The Seller or any Affiliate thereof acting as the Seller's designee will give to the Buyer not less than thirty (30) days' notice of the proposed time when the Buyer's acceptance tests will be conducted, and, in the event that the Buyer elects to attend the said tests, the Buyer will cooperate in complying with the reasonable requirements of the Seller with the intention of completing all tests within five (5) Working Days after commencement for A320 NEO Family Aircraft. Such acceptance tests shall include an acceptance ground inspection and functional tests and an acceptance flight test and shall be conducted in accordance with the Manufacturer’s ground inspection and flight test procedures referenced in the Manufacturer’s Customer Acceptance Manual (A319 NEO, A320 NEO or A321 NEO Aircraft, as applicable) as such may be revised from time to time (the “Acceptance Tests”). The Buyer shall be entitled to elect to attend the Acceptance Tests. A copy of the Customer Acceptance Manual shall be provided to the Buyer.

For A320 NEO Aircraft, the tests will take place at the Manufacturer’s works near Toulouse, France, and for A319 NEO, A320 NEO and A321 NEO Aircraft, at the Manufacturer’s works in Hamburg, Germany (or at such other facilities of the Manufacturer or any Affiliates thereof as the Seller may specify) and will be carried out by the personnel of the Manufacturer (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of four (4) acting as observers, of whom not more than two (2) will have access to the cockpit at any one time). During flight tests, these representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than three (3) hours, it being understood that the Manufacturer may be required to fly an Aircraft for an additional period of time to demonstrate the elimination of a non-compliance or defect as set forth in sub-Clause 8.1.3 hereof. The Seller and/or Manufacturer shall provide the Buyer with the required briefing regarding the schedule and contents of the flight test in advance of such flight tests. The Seller shall be responsible for the expenses for all such flight tests.

8.1.2

The Manufacturer’s (A319 NEO, A320 NEO or A321 NEO Aircraft as applicable) test parameters and acceptance standards in the ground inspections and flight Acceptance Test procedures represent the measure for acceptance of the Aircraft and results thereof shall be provided to Buyer prior to Delivery. The Seller shall provide the Buyer with the results of the Acceptance Tests. The successful completion of the Acceptance Tests in accordance with the Manufacturer’s aircraft acceptance procedure will demonstrate the satisfactory functioning of the Aircraft and their satisfactory results will be deemed to demonstrate compliance with the Specification.

In the event that the Buyer does not attend the tests or fails to so cooperate, the Seller may complete them in the absence of the Buyer, whereupon, if such test results are reasonably deemed by the Seller to satisfactorily meet the requirements of all the above mentioned test requirements in accordance with Manufacturer’s data and specifications, the Buyer will be deemed to have accepted the results of such tests and the Seller will furnish the results of such Acceptance Tests to the Buyer.

8.1.3

Should it be established from any of the results of the Acceptance Tests that any Aircraft does not comply with the Specifications or that there is a defect, the Buyer, within two (2) days after such tests, will give notice to the Seller specifying such unsuccessful completion or defect. Thereafter the Seller will, without hindrance from the Buyer, carry out any necessary repairs, changes and tests and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests (including, if necessary and applicable, an additional flight

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test) to demonstrate the elimination of the non-compliance or defect, such tests to be held and carried out in accordance with this sub-Clause 8.1.

8.2

Seller's Use of Aircraft

The Seller will be entitled to use, without compensation to the Buyer or other liability, each Aircraft prior to its Delivery as may be necessary to obtain the certificates required under Clause 2 hereof for the Aircraft, and such use will not affect the Buyer's obligation to accept Delivery of any Aircraft hereunder if:

	(a)	other aircraft of the same model as that of the relevant Aircraft to be delivered hereunder are not available for such tests; provided that such use shall not exceed twenty (20) hours in excess of the flying time normally required to prepare the Aircraft for Delivery without the Buyer's prior written consent, or

	(b)	special features (including, without limitation, features that relate to the Seller's obligation to obtain certification from any applicable Airworthiness Authority pursuant to Clause 2 hereof) incorporated in such Aircraft necessitate such tests.

8.3

Certificate of Acceptance

When the Aircraft is Ready for Delivery as defined below in sub-Clause 9.2, the Buyer will forthwith give to the Seller a signed Certificate of Acceptance in the form attached as Exhibit “I” in respect of the relevant Aircraft. Should the Buyer fail to so deliver the said Certificate, then the Buyer will be deemed to be in default as though it had without warrant rejected Delivery of such Aircraft when duly tendered to it hereunder and will, subject to the applicable grace period set forth in sub-Clause 9.4 hereof, bear all costs and expenses resulting from such delay in Delivery.

8.4

Finality of Acceptance

The Buyer's acceptance of Delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5 8.5.1	INDEMNITY SCOPE IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, THE SELLER AND THE BUYER PROVIDE THE INDEMNITIES SET FORTH IN SUB-CLAUSES 8.5.2 AND 8.5.3.

8.5.2	SELLER'S INDEMNITY ***

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ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

THIS INDEMNITY OF THE SELLER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES.

8.5.3

BUYER'S INDEMNITY

THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, THE MANUFACTURER, ITS AFFILIATES AND THEIR RESPECTIVE SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS)

	(I)	FOR INJURIES TO OR DEATHS OF THE BUYER'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY OF THE BUYER'S SAID REPRESENTATIVES, AND

	(III)	TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE BUYER'S SAID REPRESENTATIVES, IN CONNECTION WITH ANY SUCH GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

WITH RESPECT TO SUB-CLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE BUYER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE SELLER TO THE EXTENT THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER OR THE MANUFACTURER OR ANY OF THE AFFILIATES.

8.5.4

CLAIMS

IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 8.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF AT ITS SOLE EXPENSE, AND WILL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT

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LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUB-CLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER, ITS AFFILIATES OR ANY SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST THE SELLER.

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9 - 9.1

DELIVERY

Delivery Schedule

Subject to the provisions of this Agreement, the Seller agrees to deliver each, A320 NEO Family Aircraft at the Manufacturer’s works near Toulouse, France, and each A319 NEO, A320 NEO or A321 NEO Aircraft at the Manufacturer’s works in Hamburg, Germany, and the Buyer will accept the same, during the months of Scheduled Delivery ***

Sixty (60) days before the month of Scheduled Delivery of each Aircraft, the Seller will give to the Buyer a preliminary indication of the proposed week when the Buyer's acceptance tests are anticipated to be conducted.

Not later than thirty (30) days prior to the date scheduled for acceptance tests for a particular Aircraft, the Seller will give the Buyer notice of the Scheduled Delivery Date for such Aircraft.

9.2

Conditions of Acceptance

Each Aircraft shall for the purposes of this Agreement be deemed to be “Ready for Delivery” upon (i) the satisfactory completion of its Acceptance Tests as set forth in clause 8 hereof, (ii) the issuance of a EASA, (or the relevant Airworthiness Authorities applicable in the jurisdictions of the Manufacturer’s facilities in Toulouse, France and Hamburg Germany) Certificate of Airworthiness for Export in the category "Transport Category" with respect thereto (as applicable and required for the Aircraft) and the Seller’s compliance, with respect to such Aircraft, with the applicable and material obligations under clause 2.6 and/or 2.7 as the case may be, and (iii) readiness of the delivery documents for such Aircraft, as set forth in Exhibit “J” hereof.

9.3

Title

Title to and risk of loss of and damage to the Aircraft will pass to the Buyer upon Delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. The Seller will provide the Buyer with a full warranty bill of sale for the Aircraft and such appropriate documents of title or other documents as the Buyer may reasonably request.

9.4	Overdue Payment or Flyaway In the event that:

(i) the Delivery of and payment of the Final Contract Price for the Aircraft is delayed more than five (5) business days after the actual Delivery Date due to any act or omission of the Buyer, or

(ii)
within five business (5) days after Seller has tendered Delivery of the Aircraft, the Buyer has failed to remove such Aircraft for reasons other than a reason directly attributable to the Seller, then the Buyer will on demand reimburse the Seller for all reasonable costs and expenses sustained by the Seller and resulting from any such delay or failure.

Buyer shall only be obliged to reimburse Seller for such costs and expenses if (i) Seller notified Buyer of the Scheduled Delivery Date, pursuant to sub-Clause 9.1 above and (ii) is in full compliance with sub-Clause 9.2 above.

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For the purpose of this paragraph 9.4, the parties agree that Seller’s costs and expenses in the event of a such a delay or failure by Buyer shall be the costs and expenses actually incurred by Seller to store and insure the aircraft, together with interest on the balance of the Final Contract Price due upon Delivery at LIBOR plus 150 basis points. Nothing herein shall, however, affect the rights of the Seller under Clause 21 hereof in the event that such delay or failure exceeds the cure period set forth in sub-Clause 21.1 (9) hereof.

9.5

Fly-away Expenses

Except for expenses to be borne by the Seller as provided in sub-Clause 4.3 of this Agreement, all expenses of and in connection with fly-away of Aircraft from their respective Delivery Locations will be borne by the Buyer.

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10 - 10.1

EXCUSABLE DELAY

Scope

Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's or the Manufacturer's or any it’s Affiliates’ control or not occasioned by the Seller's or the Manufacturer's or any of it’s Affiliates’ fault or negligence ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft or regulations or orders which change the certification or airworthiness requirements described in sub-Clause 2.6 of this Agreement (provided that the Seller shall have in good faith exercised due and timely diligence to comply with such regulations or orders); war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification pursuant to sub-Clause 2.7 of this Agreement; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation.

It is expressly understood and agreed that each of (i) any delay caused directly or indirectly by the action or inaction of the Buyer, and (ii) delay in Delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the Delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, will constitute Excusable Delay for the Seller. The Seller will as soon as practicable after becoming aware of any delay falling within the provisions of this sub-Clause 10.1, (i) notify the Buyer of such delay and of the probable extent thereof and (ii) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume the performance of those obligations affected under this Agreement.

10.2

Unanticipated Delay

In the event that the Delivery of any Aircraft will be delayed by reason of an Excusable Delay for a period of more than *** after the end of the calendar month in which Delivery is otherwise required hereunder, the Buyer will be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to the Seller within *** after the expiration of such *** period. In the event such delay will continue for an additional *** period after the expiration of such *** period, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within *** after the end of such additional *** period. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that the ***

10.3	Anticipated Delay

In respect of any Aircraft, the Seller may conclude that Excusable Delays will (i) cause delay

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in Delivery of such Aircraft for a period of more than *** after the end of the calendar month in which Scheduled Delivery is otherwise required or (ii) prevent Delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, the Seller will give written notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery and shall, upon the Buyer’s request, provide the Buyer with substantiation of the causes for such delay and its anticipated duration. Within *** after the Buyer's receipt of such notice, either party may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that ***

10.4

Delivery Date

If, following notice of an anticipated delay under this Clause 10, this Agreement is not terminated in accordance with the provisions of this Clause (with respect to the affected Aircraft), then the date of Delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice. In such event, the scheduled dates for the affected Aircraft Predelivery Payments and, if applicable in view of the timing of such delay, the dates for providing Buyer Furnished Equipment on-dock, will be extended to correspond with the revised anticipated Delivery date.

10.5

Lost, Destroyed or Damaged Aircraft

If any Aircraft is lost, destroyed or damaged beyond economic repair prior to Delivery thereof, (“Total Loss”), the Seller shall give the Buyer immediate written notice of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Manufacturer’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer, provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder. The Buyer shall notify the Seller within one (1) month of the date of receipt of the Seller's notice of its election to have the Seller provide such replacement aircraft during the month quoted in the Seller’s notice and the parties shall execute an amendment to this Agreement recording the variation in the Scheduled Delivery month for such Aircraft. If the Buyer does not elect to order a replacement Aircraft as provided for above, then this Agreement shall be terminated with respect to the Aircraft that is a Total Loss and the Seller will repay to the Buyer an amount equal to the entire amount of any Predelivery Payments (without interest) received from the Buyer hereunder with respect to such Aircraft.

10.6

REMEDIES

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BUYER OR ITS REPRESENTATIVES.

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11 -	INEXCUSABLE DELAY

11.1	***

11.2	***

11.3	***

11.4	***

11.5	***

11.6	Delivery Date

If, following notice of a delay under this Clause 11, this Agreement is not terminated in accordance with the provisions of sub-Clause 11.4 or sub-Clause 11.5 hereof (with respect to the affected Aircraft), then the Scheduled Delivery Date otherwise required hereunder will be extended by a period equal to the delay specified in Seller’s notice to Buyer. ***

11.7

REMEDIES

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR WILFULL MISCONDUCT OF THE BUYER OR ITS REPRESENTATIVES.

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12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	STANDARD WARRANTY

12.1.1	Nature of Warranty

12.1.2	Exceptions

12.1.3	Warranty Periods

12.1.4	Buyer's Remedy and Seller's Obligation

12.1.5	Warranty Claim Requirements

12.1.6	Warranty Administration

12.1.7	In-house Warranty

12.1.8	Standard Warranty Transferability

12.1.9	Warranty for Corrected, Replacement or Repaired Warranted Parts

12.1.10	Good Airline Operation - Normal Wear and Tear

12.2	SELLER SERVICE LIFE POLICY

12.2.1	Definitions

12.2.2	Periods and Seller's Undertaking

12.2.3	Seller's Participation in the Cost

12.2.4	General Conditions and Limitations

12.2.5	Transferability

12.3	VENDOR WARRANTIES

12.3.1	Seller's Support

12.3.2	Vendor's Default

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12.4	INTERFACE COMMITMENT

12.4.1	Interface Problem

12.4.2	Seller's Responsibility

12.4.3	Vendor's Responsibility

12.4.4	Joint Responsibility

12.4.5	General
12.5	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

12.6	DUPLICATE REMEDIES

12.7	NEGOTIATED AGREEMENT

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12 -	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and Service Life Policy.

12.1	STANDARD WARRANTY

12.1.1	Nature of Warranty

Subject to the limitations and conditions as hereinafter provided, and except as provided in sub-Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of Delivery to the Buyer:

(i) be free from defects in material,

(ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

(iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification relating to performance or where it is stated that such parts of the Specification are estimates or approximations or design aims.

For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that at the time of Delivery of an Aircraft (a) is installed on such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2	Exceptions

The warranties set forth in sub-Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this sub-Clause 12.1 and be covered by the warranty set forth in sub- Clause 12.1.1(ii), and

(ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this sub-Clause 12.1 and be covered by the warranty set forth in sub-Clause 12.1.1(iii).

12.1.3	Warranty Periods The warranties described in sub-Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent ***

12.1.4	Buyer's Remedy and Seller's Obligation

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12.1.4.1

The Buyer's remedy and the Seller's obligation and liability under sub-Clauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the removal, repair, replacement or correction of, or the supply of modification kits rectifying the defect to, and the reinstallation thereof on the Aircraft any defective Warranted Part.

Alternatively, the Seller may at its option furnish a credit to the Buyer for the future purchase of material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of Delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2

In the event a defect covered by sub-Clause 12.1.1(iii) becomes apparent within the applicable period set forth in sub-Clause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labour costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller, whichever occurs earlier.

The above commitment is subject to the following conditions:

	(i)	such inspections are recommended by a Seller's Service Bulletin to be performed within the Warranty Period;

	(ii)	the inspection is performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document;

	(iii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been offered to the Buyer at the time such inspections are performed or earlier,

	(iv)	the labour rate to be used for the reimbursement shall be the labour rate defined in sub-Clause 12.1.7, and

	(v)	the man hours used to determine such reimbursement shall not exceed the Seller's estimate of the man hours required by the Buyer for such inspections.

12.1.5	Warranty Claim Requirements

The Buyer's remedy and the Seller's obligation and liability under this sub-clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

	(i)	the existence of a defect covered by the provisions of this sub-Clause 12.1,

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	(ii)	the defect's having become apparent within the applicable warranty period, as set forth in sub-Clause 12.1.3,

	(iii)	the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this sub-Clause 12.1,

(iv)

the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of sub-Clause 12.1.7,

	(v)	the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of sub-Clause 12.1.6 below, and

(vi)

such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in sub-Clause 12.1.10.

12.1.6	Warranty Administration

The warranties set forth in sub-Clause 12.1 will be administered as hereinafter provided:

(i)

Claim Determination

Warranty Claim determination by the Seller will be reasonably based upon the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

(ii)

Transportation Costs

Transportation costs associated with the sending of a defective Warranted Part to the facilities designated by the Seller and the return therefrom of a repaired or replacement Warranted Part will be borne by the Buyer.

(iii)

Return of an Aircraft

In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities will be at the Buyer's expense.

(iv)

On-Aircraft Work by the Seller

The Seller recognizes that a defect covered under this sub-Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect. Such repair or correction may be effected (a) through the embodiment of one or several Seller's Service Bulletin(s) at the Buyer's facilities, or (b) subject to the conditions below, by the Seller's accepting the return of an Aircraft to perform or have performed such repair or correction. The Seller will bear the direct labor and material costs for such on-Aircraft work (for labor costs, at the labor rate defined in sub-Clause 12.1.7). The Buyer will bear all other expenses incurred in performing such repair or correction, including but not limited to travel and living expenses, in excess of the labor costs as defined in the preceding sentence.

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The Seller will perform on-Aircraft work if in the Seller's reasonable opinion, such work must require the technical expertise of the Seller. Subject to the preceding sentence and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation

For each claim under this sub-Clause 12.1, within ninety (90) days after a defect becomes apparent, the Buyer will give written notice to the Seller that contains at least the following data with respect to a part or Aircraft, as applicable ("Warranty Claim"):

	(a)	description of defect and action taken, if any,

	(b)	date of incident and/or of removal date,

	(c)	description of the defective Warranted Part,

	(d)	part number,

	(e)	serial number (if applicable),

	(f)	position on Aircraft

	(g)	total flying hours, cycles or calendar times, as applicable, at the date of appearance of a defect,

	(h)	time since last shop visit at the date of defect appearance,

	(i)	Manufacturer's serial number of the Aircraft and/or its registration number,

	(j)	Warranty Claim number,

	(k)	date of Warranty Claim,

	(l)	date of Delivery of Aircraft or Warranted Part to the Buyer.

	(m)	Aircraft total flying hours and/or number of landings at the date, at the date of appearance of a defect,

Warranty Claims are to be addressed as follows:

AIRBUS CUSTOMER SERVICES DIRECTORATE WARRANTY ADMINISTRATION ROND-POINT MAURICE BELLONTE B.P. 33 F-31707 BLAGNAC FRANCE

(vi)	Replacements

Replacements made pursuant to this sub-Clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List (AOG, Critical or Routine as applicable). Replaced components, equipment, accessories or parts will become the Seller's property.

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Title to any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer. When the Seller has possession of a returned component, accessory, equipment or part to which the Buyer has title, the Seller will assume risk of loss therefore, but the Seller will not be liable for loss of use. Title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this sub-Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

(vii)

Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim. Transportation, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller will be borne by the Buyer.

(viii)	Inspection The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this sub- Clause 12.1.

12.1.7	In-house Warranty

(i)

Authorization

The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this sub-Clause 12.1.7 ("In-house Warranty"). The Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced, where the estimated cost of such repair is in excess of US Dollars Fifteen Thousand (US$ 15,000), unless it is not practical to do so, in which case the Buyer will notify the Seller of the in-house repair as soon as reasonably practicable. The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate.

(ii)	Conditions of Authorization The Buyer will be entitled to the benefits under this sub-Clause 12.1.7 for repair of Warranted Parts:

	(a)	only if adequate facilities and qualified personnel are available to the Buyer,

(b)
in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

(c)
only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in sub-Clause 12.1.10.

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(iii)	Seller's Rights

The Seller will have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in sub- Clause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

The Seller will further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	In-house Warranty Claim Substantiation

Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under sub-Clause 12.1.6(v) and in addition will include:

	(a)	a report of technical findings with respect to the defect,

(b)

for parts required to remedy the defect:

- part numbers,

- serial numbers (if applicable),

- description of the parts,

- quantity of parts,

- unit price of parts,

- total price of parts,

- related Seller's or third party's invoices (if applicable),

	(c)	detailed number of labor hours,

	(d)	agreed In-house Warranty Labor Rate (defined below in sub-Clause 12.1.7(v)(a)), and

	(e)	total claim amount.

(v)	Credit

The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

(a)	To determine direct labor costs, only man hours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, reinstallation on the Aircraft and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

The man hours counted as set forth above will be multiplied by an agreed

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labor rate representing the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In- house Warranty Labor Rate").

	(b)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

(vi)

Limitation on Credit

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price for a replacement of such defective Warranted Part or exceeding those costs which would have resulted if repairs had been carried out at the Seller's facilities.

Such cost will be substantiated in writing by the Seller upon reasonable request by the Buyer.

(vii)

Scrapped Material

The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair for a period of ninety (90) days after the date of completion of repair or after submission of a claim for In-house Warranty credit relating thereto. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this sub-Clause 12.1.

(viii)

LIMITATIONS ON LIABILITY OF SELLER

THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUB-CLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8	Standard Warranty Transferability

The warranties provided for in this sub-Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

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12.1.9	Warranty for Corrected, Replacement or Repaired Warranted Parts

Whenever any Warranted Part that contains a defect for which the Seller is liable under sub- Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part, provided, however, that the period of the Seller’s warranty with respect to a corrected, repaired or replacement Warranted Part resulting from a defect in design shall be at least eighteen (18) months from the date the corrected, repaired or replaced Warranted Part is received by the Buyer. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repairs, and will immediately terminate the remaining warranties under this sub-Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Good Airline Operation - Normal Wear and Tear

The Buyer's rights under this sub-Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller, the Vendors or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller's liability under this sub-Clause 12.1 will not extend to normal wear and tear nor to:

(i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

This waiver of the Seller's liability by the Buyer will not apply in the cases of sub-Clause 12.1.10(i) and sub-Clause 12.1.10(ii) above if the Buyer submits evidence reasonably satisfactory to the Seller that the defect did not arise as a consequence of either of said cases.

12.2	SERVICE LIFE POLICY

In addition to the warranties set forth in sub-Clause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in sub-Clause 12.2.4 below, the provisions of this sub-Clause 12.2 will apply.

12.2.1	Definitions

For the purposes of this sub-Clause 12.2, the following definitions will apply:

12.2.1.1	"Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit "H” hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in sub-Clause 12.2.2

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12.2.1.2

"Failure" means any breakage of, or defect in, an Item that has occurred, that is inherent to the design, manufacture of the Aircraft or the installation of such Item, and that materially impairs the utility of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2	Periods and Seller's Undertaking

Subject to the general conditions and limitations set forth in sub-Clause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item is installed has completed *** the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

(i) design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

(ii) replace such Item.

12.2.3	Seller's Participation in the Cost

***

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings given in this sub-Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under sub-Clause 12.1.

12.2.4.2	The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

(i)

The Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with sub-Clause 12.2.3 above.

(ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii) The conditions of sub-Clause 12.1.10 will have been complied with.

(iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

(v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within ninety (90) days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this sub-Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and

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conditions of, sub-Clause 12.1.6.

12.2.4.4

In the event that the Seller will have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer by written notice describing such issued modification, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this sub-Clause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5

THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUB-CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUB-CLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUB- CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUB-CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5	Transferability

The Buyer's rights under this sub-Clause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3	VENDOR WARRANTIES

Definitions:

  “Vendor” means any supplier of Vendor Parts.

  “Vendor Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement.
  However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Vendor Parts.

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  “Supplier Product Support Agreement” means an agreement between the Seller and a Vendor, as further described in sub-Clause 17.1.2, containing enforceable and transferable warranties and in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.1	Seller's Support

Prior to Delivery of the first Aircraft, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties and indemnities against patent and copyright infringements (copies of which will be furnished to the Buyer) for components, equipment, accessories and parts of the Vendors that are installed in an Aircraft at the time of Delivery thereof ("Vendor Parts," it being understood that such term will not include the Propulsion Systems, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements). The Seller will also obtain enforceable and transferable Vendor service life policies (copies of which will be furnished to the Buyer) from landing gear Vendors for selected structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent and copyright infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2	Vendor's Default

12.3.2.1

In the event that any Vendor under any standard warranty or indemnity against patent and copyright infringements obtained by the Seller pursuant to sub-Clause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent and copyright infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then sub-Clause 12.1 or Clause 13 of this Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under sub-Clause 12.1, the shorter of (i) the Vendor's warranty period as indicated in the Supplier Product Support Agreements manual and (ii) the Seller's warranty period as indicated in sub-Clause 12.1.3 of this Agreement will apply.

12.3.2.2

In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to sub-Clause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then sub-Clause 12.2 of this Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit “H" hereto.

12.3.2.3

At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	INTERFACE COMMITMENT

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem

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to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller reasonably determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any act or omission of the Buyer in performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2

Seller's Responsibility

If the Seller reasonably determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of sub-Clause 12.1.

12.4.3

Vendor's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component. If the manufacturer of the Vendor Component defaults in the performance of any material obligation under its warranty, the provisions of sub-Clause 12.3.2 shall apply.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this sub-Clause 12.4 will be directed both to the Seller and the affected Vendors.

12.4.5.2	Except as specifically set forth in this sub-Clause 12.4, this sub-Clause 12.4 will not be deemed to impose on the Seller any obligations not expresslys et forth elsewhere in this Agreement.

12.4.5.3

All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this sub-Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in sub-Clause 22.4.

12.5	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE

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SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

	(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

	(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

	(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT WITH RESPECT TO SUCH DEFECT, NONCONFORMITY OR PROBLEM;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

	(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

	(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

	(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c) LOSS OF PROFITS AND/OR REVENUES;

(d) ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6	DUPLICATE REMEDIES

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The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect.

12.7

NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in sub-Clauses 12.5 and 12.6 herein.

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13 -	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and/or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)
from the time of design of such Airframe, accessory, equipment and/or part and until infringement claims are resolved, such country is a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)
from such time of design and until infringement claims are resolved, such country is a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

and

(iii)
in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to

	(i)	Buyer Furnished Equipment or Propulsion Systems; or

	(ii)	parts not the subject of a Supplier Product Support Agreement; or

	(iii)	software not provided by the Seller or under the specification or direction of the Seller, provided that this Clause 13.1.2(iii) shall not apply to Airbus Software or Supplier Software, as defined in Exhibit N to this Agreement.

13.1.3	In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller will at its discretion and expense either:

	(i)	procure for the Buyer the right to use the Aircraft; or

	(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

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13.2 13.2.1

Administration of Patent and Copyright Indemnity Claims

If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will:

	(i)	forthwith notify the Seller giving particulars thereof;

	(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

	(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft and allow for the normal, intended use of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice, in each case to the extent possible;

(iv)
reasonably co-operate with, and render all such reasonable assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim [the direct and reasonable costs of which shall be borne by the Seller;

	(v)	act in such a way as to reasonably mitigate damages, costs and expenses and / or reduce the amount of royalties which may be payable.

13.2.2

The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

13.2.3

The Seller's liability hereunder will be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14

TECHNICAL DATA AND SOFTWARE SERVICES

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter "Technical Data ") to support the Aircraft operation.

14.1

Scope

The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit “J” hereto.

Not used or only partially used Technical Data provided pursuant to this Clause shall not be compensated in cash or credited other Goods and Services to the Buyer.

14.2	Aircraft Identification for Technical Data

14.2.1	For the customized Technical Data the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the Aircraft rank in the Delivery schedule set forth in Clause 9.1 hereof within no later than twelve (12) months before the Scheduled Delivery Month of the first Aircraft. The subsequent allocation of such Fleet Serial Numbers to Manufacturer's Serial Numbers for the purpose of producing customized Technical Data shall not constitute any

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property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The affected customized Technical Data are:

Aircraft Maintenance Manual,

Illustrated Parts Catalog,

Trouble Shooting Manual,

Aircraft Wiring Manual,

Aircraft Schematics Manual,

Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data basic issue.

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data, for equipment which is installed on the Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyer for the Technical Data basic issue, provided such data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5 hereunder.

14.3.2.2	The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least six (6) months before the Scheduled Delivery month of the applicable Aircraft unless otherwise agreed between Buyer and Seller. The Buyer Furnished Equipment data supplied to the Buyer by the Seller shall be in English Language.

14.3.2.3	The supplied Buyer Furnished Equipment data shall be established in compliance with the then applicable ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

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14.3.2.4	The Buyer Furnished Equipment data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable Buyer Furnished Equipment data shall be borne by the Buyer.

14.3.2.6	Notwithstanding sub-Clause 18.6.1 to the Agreement, in the event of the Seller providing directly certain items, which are considered as Buyer Furnished Equipment according to the Specification, the Seller may require the Buyer’s assistance to obtain from the Supplier the Technical Data related to such Buyer Furnished Equipment.

14.4	Delivery

14.4.1	The Technical Data are delivered on-line and/or off-line, as set forth in Exhibit “J” hereto.

14.4.2	The Technical Documentation and corresponding revisions that the Seller will supply or cause to be supplied in accordance with the terms of this Clause 14 will be sent to addresses that will be designated by the Buyer, or as otherwise agreed to be delivered on- board an Aircraft upon its Delivery.

14.4.3	Packing and shipment of the Technical Data and their revisions shall be carried out in consideration of the quickest transportation methods. Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.4	The delivery schedule of the Technical Data shall be phased as mutually agreed to correspond with Aircraft Deliveries. The Buyer agrees to provide forty (40) days notice when requesting a change to the delivery schedule.

14.4.5	It shall be the responsibility of the Buyer or the Operator to coordinate and satisfy local Aviation Authorities' needs for Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination. Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal AirbusWorld.

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14.5

Revision Service

For each firmly Aircraft covered under this Agreement, revision service for the Technical Data shall be provided to the Buyer or Operator or subsequent operator on a ***. Mandatory changes will be incorporated into the Technical Documentation that is subject to revision as set forth in Exhibit “J” hereof at no charge for as long as one (1) Aircraft is owned by the Buyer.

Thereafter revision service shall be provided at the standard conditions set forth in the then current Seller’s Customer Services Catalog.

14.6

Service Bulletins (SB) Incorporation

During the period of revision service and upon the Buyer’s or Operator’s request for incorporation, which shall be made within five (5) years after issuance of a Service Bulletin, Seller's Service Bulletin information shall be incorporated into the Technical Data for the Buyer's Aircraft after formal notification by the Buyer or the Operator of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft. The above is applicable for Technical Data relating to maintenance. For the operational Data only the pre or post Service Bulletin status shall be shown.

14.7

Future Developments

The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyer accepts to consider any new development proposed by the Seller for possible implementation.

14.8

Technical Data Familiarization

Upon request by the Buyer, the Seller is ready to provide a one (1) week Technical Data familiarization training at the Seller’s or at the Buyer’s facilities. If such familiarization is conducted at the Buyer’s facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the representatives of the Seller conducting such familiarization.

14.9

Customer Originated Changes (COC)

In the event of the Buyer or Operator wishing to introduce Buyer or Operator originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.10.	Performance Engineer's Programs

14.10.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services which shall consist of the Performance Engineer's Programs (PEP) for the Aircraft type covered under this Agreement. Such PEP is

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composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit “N” to the Agreement “End-User License Agreement for Airbus Software”.

14.10.2	Use of the PEP shall be limited to one (1) copy to be used on the Buyer´s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board of the Aircraft.

14.10.3	The licence to use the PEP shall be granted free of charge for as long as the revisions of the PEP are free of charge in accordance with Clause 14.5. At the end of such period, the yearly revision service for the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller’s Customer Services Catalog.

14.10.4

With respect to all references herein to the Seller’s Customer’s Service Catalogue, in the event of a conflict between the terms of this Agreement and the Seller’s Customer’s Service Catalogue, the terms of this Agreement shall govern.

14.11	AirN@v Family products

14.11.1	The Technical Data listed here below are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.11.2

The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

- AirN@v / Maintenance,
- AirN@v / Planning,
- AirN@v / Repair,
- AirN@v / Workshop,
- AirN@v / Associated Data,
- AirN@v / Engineering.

14.11.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit “N” to the Agreement, “End-User License Agreement for Airbus Software”.

14.11.4

The revision service and the license to use AirN@v Family products shall be granted free of charge in accordance with Clause 14.5. At the end of such period, the yearly revision service for AirN@v Family products and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.12	On-Line Technical Data

14.12.1	The Technical Data provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”).

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14.12.2	Access to AirbusWorld shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit “N” to this Agreement.

14.12.3

The list of the Technical Data available on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.12.4

Access to AirbusWorld shall be granted free of charge for an unlimited number of the Buyer’s users (including two (2) Buyer´s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.12.5

For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit “N” to the Agreement.

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14.13	Warranties

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind are given for the COC Data, as set forth in Clause 14.9.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 14.11.2, “THE SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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14.14	Proprietary Rights

14.14.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.14.2

Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.15	Confidentiality

14.15.1

This Clause, the Technical Data and the Software Services and their content are designated as confidential. All such Technical Data and Software Services are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or (i) otherwise pursuant to any government or legal requirement imposed upon the Buyer or (ii) to its Affiliates, agents, employees or attorneys or (iii) to third party maintenance providers selected by the Buyer to perform maintenance services on the Aircraft.

14.15.2

In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data.

14.16

Transferability

Without prejudice to the provisions in Clause 19 of the Agreement, the Buyer's rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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15 - 15.1

SELLER REPRESENTATIVES

Customer Services Representatives

The Seller will provide or cause to be provided at no charge to the Buyer’s Initial Operators the following services at the Operator’s main base or at other locations to be mutually agreed.

15.1.1

The Seller shall provide Customer Services Representatives (“Representatives”) acting in an advisory capacity at locations to be mutually agreed for periods to be agreed commencing at or about Delivery of the first Aircraft to be delivered to the Initial Operator of the Aircraft. For clarification, such Representatives will be available to cover initial entry into service assistance to the Buyer’s Initial Operators as well as sustaining support services in operation. The actual number of Representatives allocated to such Initial Operator shall be mutually agreed.

The Buyer shall give reasonable notice and shall consult in advance with the Seller in respect of its requirements for such Representatives and the locations to which the same are required to be assigned.

***

The Seller shall not be obligated to assign more than two (2) Representatives to any Operator simultaneously.

15.1.2

In addition, the Seller has set up a global Technical Services network available for the non-exclusive use by each of the Seller's aircraft operators. Each Operator will have free access to this global network at any time in the course of the Aircraft operation, and in particular to the regional Representatives closest to each Operator's main base after the end of the mission of the Representatives referred to in sub-Clause 15.1.1 above, or to cover for their temporary absence in the course of their mission. A list of the contacts for the global Technical Services network including the regional Representatives will be provided to the Buyer.

In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in sub-Clause 15.1.1, the Buyer and/or its Operator shall have non-exclusive access to:

(a) AIRTAC (Airbus Technical AOG Center);

(b)
The Seller Representative network closest to the Buyer's or Operator’s main base. A list of contacts of the Seller Representatives closest to the Buyer's or Operator’s main base shall be provided to the Buyer.

As a matter of reciprocity, the Buyer shall authorize the Representative(s), during his/their assignment to the Buyer or Operator, to provide similar assistance to another operator.

15.1.3	The Seller shall arrange to procure similar services to be given by competent Representatives of the Propulsion Systems Manufacturers and by Vendor Representatives when necessary and applicable.

15.2	Customer and Operator Support Managers

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The Seller will provide one (1) Customer Support Manager based in Toulouse, to liaise between the Seller and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated. The Seller shall also arrange for each of the Buyer’s Operators to be provided with similar services.

15.3	Buyer's Service

15.3.1

From the date of arrival of the first of the Seller’s Representative(s) specified in sub-Clause 15.1.1, the Buyer or its Operator shall provide or shall cause to be provided without charge secretarial assistance, suitable space, office equipment and facilities in or conveniently near the Operator's maintenance facilities. The Buyer or its Operator shall provide or shall cause to be provided telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.3.2	In accordance with the Operator's regulations, the Operator shall provide or shall cause to be provided at no charge to the Seller:

(i) airline tickets in business class confirmed and guaranteed between the locations mentioned above in sub-Clause 15.1 and the international airport nearest Toulouse, France, that is on the Operator's network for the Customer Support Representatives mentioned in sub-Clause 15.1.1. When the use of the Operator's route network is not feasible or practical, the Operator shall reimburse the Seller for business class travel on other airlines; and

(ii) when said Representatives are assigned away from the locations mentioned above in sub-Clause 15.1 at the Operator's request, transportation between the said locations and the place of assignment.

15.3.3

The Buyer, or its Operator as the case may be, will give the Seller all necessary reasonable assistance with general administrative functions specific to the Buyer's or Operator’s country and procurement of the documents necessary to live and work there. Failure of the Seller, after diligent efforts, to obtain the necessary documents will relieve the Seller of any obligation to the Buyer under this Clause 15. The Buyer or its Operator shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by authorities of the Buyer’s country upon:

- the entry into or exit from the Buyer’s country of the Seller’s personnel;

- the entry into or the exit from the Buyer’s country of the Seller’s Representatives and their property;

- the entry into or the exit from the Buyer’s country of the Seller’s property.

15.3.4	Withdrawal of Seller’s Representatives

The Seller shall have the right to withdraw its assigned personnel as it sees fit if conditions arise which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4

Representatives' Status

In providing the above technical service, the Seller's employees, including Representatives and the Customer Support Manager, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's, or the Operator’s employees or agents.

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15.4

Temporary Assignment of Representative

The Buyer agrees that the Seller will have the right to transfer or recall any Representative on a temporary or permanent basis. The Buyer will receive credit for the man-days during which any Representative is absent from the Buyer's, or Operator’s facility pursuant to this sub-Clause 15.4, it being expressly understood by Seller that recall of a Representative shall not relieve Seller of its obligation to provide such representation for the period of time indicated under this Agreement. In the event the initial time period of Seller’s obligation to provide a Representative is not fulfilled by Seller, then Seller shall assign a replacement Representative as soon as possible.

15.5	INDEMNITY

15.5.1	SCOPE

IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15, THE BUYER AND THE SELLER PROVIDE THE INDEMNITIES SET FORTH IN SUB-CLAUSES 15.5.2 AND 15.5.3.

15.5.2	BUYER'S INDEMNITY

THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, IT’S AFFILIATES AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS)

	(I)	FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE), AND

	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES)

ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 15.

THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

15.5.3	SELLER'S INDEMNITY

THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY’S FEES AND DISBURSEMENTS)

	(I)	FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

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	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

	(III)	TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES IN CONNECTION WITH THE SERVICES PROVIDED UNDER THIS CLAUSE.

WITH RESPECT TO SUB-CLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER TO THE EXTENT THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

15.5.4

CLAIMS

IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 15.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF AT ITS SOLE EXPENSE, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT THAT IT, IN ITS OPINION, DEEMS PROPER.

IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUB-CLAUSE 15.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER, IT’S AFFILIATES OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

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16 - 16.1.1.

TRAINING

Training Organization

The Seller shall supply training and training aids for the Buyer's personnel or the personnel of its Operators in accordance with the provisions set forth in this Clause 16.

16.1.1.1

The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

Certain training may also be provided by the Seller at one of the Operator's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in sub-Clause 16.2.2 shall be borne by the Operator.

Training courses provided for the Buyer and/or its Operators shall be the Seller's standard courses, as described in the Seller’s Customer Services Catalog. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

16.1.1.2

The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer's Aircraft Specification (to the exclusion of Buyer Furnished Equipment (BFE)) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer and/or its Operator. The equipment used for flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant Aviation Authority’s approvals and to support the Seller's training programs.

Training data and documentation for trainees receiving the training at the Seller's Training Centers or Affiliated Training Centers shall be free-of-charge. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training. Training data and documentation shall not be revised.

16.1.1.3

After fulfilling its obligation to provide training courses to the Buyer and/or its Operators when the training courses are performed by the Seller, the Seller shall deliver to the trainees a certificate of completion. The Seller's certificate does not represent authority or qualification by any official Civil Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

In the event of the training being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver to the trainees a certificate of completion. Such certificate shall not represent authority or qualification by any official Civil Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

16.1.1.4	Training courses provided for the Buyer's personnel or personnel of its Operators shall

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be scheduled according to plans to be mutually agreed upon during a Training Conference to be held no later than nine (9) months prior to Delivery of the first Aircraft.

16.1.1.5

The contractual training courses shall be provided up to one (1) year after Delivery of the last Aircraft ordered under this Agreement. In the event that the Buyer and/or its Operators should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be allowed to the Buyer.

16.1.1.6

In the event of the Buyer and/or its Operators deciding to cancel or re-schedule a training course, a minimum advance notice of sixty (60) calendar days shall be required, provided that the Seller shall endeavor in the case of a later cancellation to re-allocate such courses to other customers.

If the notification occurs less than sixty (60) but more than forty five (45) calendar days prior to such training, a cancellation fee corresponding to fifty percent (50%) of such training shall be, as applicable, either deducted from the training allowance defined herein or invoiced at the Seller’s then applicable price.

If the notification occurs less than forty five (45) calendar days prior to such training, a cancellation fee corresponding to one hundred percent (100%) of such training shall be, as applicable, either deducted from the training allowance defined herein or invoiced at the Seller’s then applicable price.

16.1.2.

Prerequisites

The Buyer’s and/or the Buyer´s Operators shall warrant that trainees have the knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

It is clearly understood that said training courses are "Transition Training Courses" and not "Initial Training Ab-Initio Courses".

Furthermore, the Buyer and/or the Buyer’s Operators shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

The Buyer and/or the Buyer’s Operators shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee as specified by the Seller and in no event any later than sixty (60) calendar days before the start of the training course.

The Buyer and/or its Operators shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer and/or its Operators, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for the trainee's performance as a result of any training services thus provided.

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Upon the Buyer's or the Operator’s request, the Seller may be consulted to orientate the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer and/or its Operator’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation should be held during the Training Conference.

In the event the Seller should determine that a trainee lacks such entry level, such trainee shall, following consultation with the Buyer and/or its Operator, be withdrawn from the program and shall then be considered to be at the Operator's disposal.

16.2. 16.2.1 16.2.1.1	Logistics Trainees The Seller shall provide free local transportation by bus for the Buyer and/or its Operator's trainees to and from designated pick up points and the training center.

16.2.1.2

However, the Buyer and/or its Operators shall indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Operator's trainees occasioned during the course of such transportation.

16.2.1.3 16.2.1.4

Living expenses for the Operator's trainees are to be borne by the Operator.

It shall be the responsibility of the Buyer and/or its Operators to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer and/or its Operators’ trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Operator’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of sub-Clause 16.1.1.6.

16.2.2

Seller's Instructors

In the event that, at the Buyer's or the Buyer´s Operators request, training is provided by the Seller's instructors at any location other than the Seller's Training Centers, the Operators shall reimburse the Seller for all the reasonable expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.2.2.1

Living Expenses

Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer or its Operators shall reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel, as set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.2.2.2	Air Travel

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Airline reservation(s) shall be guaranteed and confirmed to the Seller's instructors in business class on the Operator's route network. When the use of the Operator's route network is not feasible or practical, the Operator shall reimburse the Seller for business class travel on other airlines, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

It is understood that transportation for the Seller's instructors includes air travel to and from the Seller's Training Centers and the place of assignment.

Training Material

The Buyer shall reimburse the Seller the cost of shipment for the training material needed to conduct such courses.

Transportation

The Buyer and/or its Operators shall be solely liable for any and all delay in the performance of the training outside of the Seller's Training Centers associated with any transportation described in this Clause 16.

16.2.2.3

Indemnities

The Buyer and/or its Operators shall be solely liable for any and all delay in the performance of the training outside of the Seller's Training Centers associated with the transportation services described above and shall indemnify for and hold the Seller harmless from such delay and any consequences arising therefrom.

16.2.3

Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller shall be provided by the Operator in accordance with the Seller's reasonable specifications.

16.3. 16.3.1.

Training Courses Execution

Flight Crew Transition Course

The Seller shall train in a Flight Crew Transition course program, including low visibility operations training, *** The training manual shall be the Airbus Flight Crew Operating Manual, except for base Flight training, for which the Buyer’s Operator’s customized Flight Crew Operating Manual shall be used.

Whenever base flight training is required, the Buyer’s delivered Aircraft shall be used for said base flight training, which shall not exceed one (1) session per pilot. When such base flight crew training is performed in BLAGNAC, FRANCE, the Seller shall provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present agreement.

In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

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However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the Aviation Authorities’ regulations related to the place of performance of the base flight training.

The Buyer’s Operator shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide public liability insurance in line with sub- Clause 16.6.

In all cases, the Buyer or the Operator shall bear all expenses such as fuel, oil and landing fees.

16.3.1.1

Flight Crew Line Initial Operating Experience

To assist the Buyer and/or its Operators with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer or its Operators ***

The Buyer and/or its Operators shall reimburse the expenses for each such instructor in accordance with Clause 16.2.2. Additional pilot instructors can be provided at the Buyer's and/or its Operators´ expense and upon conditions to be mutually agreed upon.

16.3.2

Maintenance Training

The Seller shall train free-of-charge the Operator's ground personnel ***

Courses shall only be scheduled for a given minimum number of participants as agreed to at the Training Conference.

Trainee days are counted as follows:

-
for instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

	-	for instruction outside of the Seller's Training Centers the calculation of Seller instructor days shall be mutually agreed at the corresponding training conference.

The above allocation of maintenance training trainee days shall be available to the Buyer (and its operators) for any of the maintenance and performance/operations training courses for the relevant Aircraft type available pursuant to the Seller’s Customer Services Catalogue.

16.3.3

Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s and/or its Operators’ request, the Seller shall provide to the Buyer and/or its Operators the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their products.

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16.3.4	Cabin Attendants' Familiarization Course The Seller will offer free of charge ***
.	The instructor cabin attendants' course, when incorporating the features of the Buyer's Aircraft, can be given at the earliest two (2) weeks before the Delivery date of the Buyer's first Aircraft.

16.4. 16.4.1.

Training Aids and Materials

Training Aids for Trainees at the Training Centers

Training documentation (including all printed course materials, manuals and supporting documents as such are listed in the Seller’s Customer Services Catalogue) for trainees receiving the instruction referred to above in sub-Clause 16.3 at the Seller's training centers shall be free-of-charge.

Training aids shall be "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training.

16.5.

Training Engineering Support

If requested by the Buyer or its Operators and on terms to be agreed upon, the Seller shall assist the Operator with the introduction of training programs at the Operator's training center.

16.6 16.6.1	INDEMNITY AND INSURANCE SCOPE IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16, THE BUYER AND THE SELLER PROVIDE THE INDEMNITIES SET FORTH IN SUBLCLAUSES 16.6.2 AND 16.6.3.

16.6.2

BUYER'S INDEMNITY

THE BUYER WILL INDEMNIFY AND HOLD HARMLESS THE SELLER, IT’S AFFILIATES AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, LOSS OF USE, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS)

	(I)	FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE), AND

	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES)

ARISING OUT OF OR IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 16.

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THIS INDEMNITY OF THE BUYER WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES.

16.6.3

SELLER'S INDEMNITY

THE SELLER WILL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS ’ FEES AND DISBURSEMENTS)

	(I)	FOR INJURIES TO OR DEATHS OF THE SELLER'S SAID REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE,

	(II)	FOR LOSS OF OR DAMAGE TO PROPERTY OF THE SELLER'S SAID REPRESENTATIVES, AND

(III)
TO THE EXTENT ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE SELLER'S SAID REPRESENTATIVES IN CONNNECTION WITH THE SERVICES PROVIDED UNDER THIS CLAUSE.

WITH RESPECT TO SUB-CLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, THE SELLER WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS THE BUYER TO THE EXTENT THE SELLER'S LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM THE BUYER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

16.6.4

CLAIMS

IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUB-CLAUSE 16.6, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF AT ITS SOLE EXPENSE, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT THAT IT, IN ITS OPINION, DEEMS PROPER.

IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH THE DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUB-CLAUSE 16.6, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER, IT’S AFFILIATES OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE

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DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A CLAIM OR LAWSUIT AGAINST THE SELLER.

16.6.5	INSURANCE FOR THE PERIOD OF PERFORMANCE DESCRIBED IN THIS CLAUSE, THE BUYER WILL

(I)
INDEMNIFY AND WAIVE ANY RIGHTS OF RECOURSE OR SUBROGATION AGAINST THE SELLER, THE MANUFACTURER AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND SUBCONTRACTORS IN RESPECT OF ALL RISKS HULL INSURANCE POLICY, AND

(II)
EFFECT INSURANCE TO COVER THIRD-PARTY LIABILITY RISKS ARISING DURING SAID PERFORMANCE IN AN AMOUNT SATISFACTORY TO THE SELLER, NAMING THE SELLER AND ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AS ADDITIONAL INSUREDS.

SUCH INSURANCE WILL CONTAIN A CROSS-LIABILITY CLAUSE AND WILL ALSO CONTAIN A THIRTY (30)-DAY NOTICE-OF-CANCELLATION PROVISION. UPON REQUEST, THE BUYER WILL DELIVER TO THE SELLER A CERTIFICATE OF INSURANCE EVIDENCING THE COVERAGE REQUIRED BY THIS CLAUSE.

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17 - 17.1 17.1.1

VENDORS' PRODUCT SUPPORT

Vendor Product Support Agreements

The Seller has obtained or will obtain product support agreements transferable to the Buyer and its assigns from Vendors of Seller Furnished Equipment listed in the Specification (as such Specification may be revised prior to Delivery) ("Supplier Product Support Agreements").

17.1.2

These Supplier Product Support Agreements are based on the "World Airlines and Suppliers Guide", are made available to the Buyer through the SPSA Application and include Vendor commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

17.1.2.1

Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals will be prepared in accordance with the applicable provisions of ATA Specifications and in accordance with Clause 14.5 of this Agreement, will include revision services and will be published in the English language. The Seller shall recommend that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with applicable ATA Specifications.

17.1.2.2	Warranties and guarantees including Vendors' standard warranties. In addition, Vendors of landing gear will provide service life policies for landing gear structures.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Vendors' items for the Operator's instructors, shop and line service personnel.

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries.

17.1.2.5	Technical service to assist the Buyer and Operators with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and spares provisioning.

17.2

Vendor Compliance

The Seller will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will take remedial action together with the Buyer and/or Operators if requested by the Buyer or an Operator.

17.3

Nothing in this Clause 17 will be construed to prevent or limit the Buyer from entering into direct negotiations with a Vendor with respect to different or additional terms and conditions applicable to Vendor items selected by the Buyer to be installed on the Aircraft.

17.4	Familiarization Training Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac,

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France. An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit “N” to this Agreement.

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18 - 18.1 18.1.1

BUYER FURNISHED EQUIPMENT

Installation and Delivery

Without additional charge, and in accordance with the Specification, as it may be revised prior to Delivery, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment, provided that such are referred to in the Manufacturer’s BFE catalogue of approved suppliers and products (as such may be revised from time to time).

18.1.2

The Seller will cause the Manufacturer to advise the Buyer of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer reasonably requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and the Buyer will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3

The Seller will also cause the Manufacturer to furnish in due time to the Buyer a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and Delivery of such Aircraft in accordance with the Delivery schedule referred to in Clause 9. The Buyer will furnish such equipment to the Manufacturer at such locations by such dates. The Buyer, at no cost to the Seller, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2

Specification and Airworthiness Approvals

The Buyer warrants that all Buyer Furnished Equipment will meet the requirements of the applicable Aircraft Specification, will comply with applicable EASA, FAA and Alternative Airworthiness Authority regulations and will be approved by the EASA, FAA and Alternative Airworthiness Authority, as applicable, for installation and use on an Aircraft at the time of Delivery of such Aircraft. The Seller will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain EASA, FAA and Alternative Airworthiness Authority approval.

18.3

Delay and Nonperformance

Any delay or failure in complying with the warranty in the foregoing sub-Clause 18.2, in providing the descriptive information and services mentioned in sub-Clause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the EASA, FAA and Alternative Airworthiness Authority regulations (as such may have been designated by the Buyer) will be the responsibility of the Buyer, to the extent that such delay or failure will in turn,

(i)	delay the performance of any act to be performed by or on behalf of the Seller or the Manufacturer, or

(ii)	cause the Final Contract Price of the Aircraft to be increased by the amount of the Seller's additional costs, if any, attributable to such delay or failure by the Buyer, including, without limitation, storage, taxes, insurance and costs of

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out-of-sequence installation,

Further, in any such event, the Seller may elect to take any one of the actions set forth below in sub-Clauses 18.3.2 or 18.3.3 or 18.3.4:

18.3.2

The Seller will be entitled to cause the Manufacturer to select, purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft will be increased by the purchase price of such Buyer Furnished Equipment (provided such price is consistent with the prices actually paid or agreed to be paid by the Buyer for the originally selected Buyer Furnished Equipment) plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3

If (i) delivery of the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with sub-Clause 2.6 hereof is not approved by EASA, FAA or Alternative Airworthiness Authority within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of sub-Clause 2.6, the Seller will be entitled to deliver the affected Aircraft where it is then located with no obligation to install such Buyer Furnished Equipment. Upon such Delivery the Seller will be relieved of all obligations to install such Buyer Furnished Equipment. In the event of such a Buyer Furnished Equipment delay, the Seller shall however use all reasonable efforts to either (i) provide the Buyer with the extent of any industrial flexibility it may have to extend the above mentioned 30 days period in order to accommodate for the later delivery of such Buyer Furnished Equipment, whereupon such 30 days period shall be extended to the new delivery date for such delayed Buyer Furnished Equipment so communicated by the Seller; or (ii) seek to obtain in cooperation with the Buyer an alternate to the required Buyer Furnished Equipment.

18.3.4

If (i) the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the EASA, FAA or Alternative Airworthiness Authority within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then the Seller will be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. The Buyer may also elect to have the Aircraft so delivered, whereupon the Seller will be relieved of all obligations to install such Buyer Furnished Equipment. In the event of such a Buyer Furnished Equipment delay, the Seller shall however use all reasonable efforts to either (i) provide the Buyer with the extent of any industrial flexibility it may have to extend the above mentioned 30 days period in order to accommodate for the later delivery of such Buyer Furnished Equipment, whereupon such 30 days period shall be extended to the new delivery date for such delayed Buyer Furnished Equipment so communicated by the Seller; or (ii) seek to obtain in cooperation with the Buyer an alternate to the required Buyer Furnished Equipment.

18.3.5

In the event that any Aircraft is delivered to the Buyer without Buyer Furnished Equipment installed, pursuant to sub-Clause 18.3.3 or 18.3.4 above, the Seller shall, at the Buyer’s option, with respect to such uninstalled Buyer Furnished Equipment, either (i) ship such Buyer Furnished Equipment, when received by the Manufacturer, to a destination designated by the Buyer, at the Buyer’s expense, or (ii) if such Buyer

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Furnished Equipment has not yet been shipped to the Manufacturer, direct the Vendor to ship such Buyer Furnished Equipment directly to such destination as will be designated by the Buyer. In addition, the Seller shall cooperate with the Buyer to obtain certification for such any such Aircraft once Buyer has installed Buyer Furnished Equipment following Delivery.

18.3.6

In the event that the delivery of any Buyer Furnished Equipment is delayed, the Seller commits to the Buyer that it shall cooperate in good faith with the Buyer and shall use all reasonable efforts in order to minimize the impact that such BFE delay may have on the Aircraft entry into service with the Buyer’s operator. In this respect the Seller shall, in consultation with the Buyer:

(i) offer to the Buyer the benefit of any industrial flexibility that it may have in its industrial sequence in order to accommodate the late BFE delivery.

(ii) assist the Buyer in the procurement of alternative BFE, if such alternative equipment allow a better optimized delivery of the Aircraft

(iii)
if the delayed delivery of such BFE is such that installation is to be organised through a post delivery modification, the Seller shall provide the necessary support to the Buyer in order to minimize the cost and duration of such modification. In particular the Seller shall fully support the Buyer in the definition of the necessary technical solutions and the certification process that may be required for such installation.

18.3.7	Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed, as a result of action or inaction by the Buyer, will be removed at the Buyer's expense.

18.4

Shipping Addresses and Taxes

The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif " or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

AIRBUS OPERATIONS GmbH
Kreetslag 10
21129 HAMBURG
GERMANY

or such other location as may be specified by the Seller.

18.5	Risk of Loss

Title to and risk of loss of Buyer Furnished Equipment will at all times remain with the

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Buyer, except that when Buyer Furnished Equipment is in the possession of the Seller, the Seller will assume the risk of loss therefore, but will not be liable for loss of use.

18.6	***

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19 - 19.1

ASSIGNMENT

Successors and Assigns

Subject to the provisions of this sub-Clause 19.1, this Agreement is personal to the parties hereto, and (save as expressly provided in this Clause 19) this Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other party. Notwithstanding anything herein to the contrary, the Seller may at any time, without the Buyer's consent, assign any of its rights to receive money, and either party may delegate any of its duties to effect sale, purchase and Delivery of any Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder to: (i) in the case of the Seller or to any Affiliate of the Seller and (ii) in the case of the Buyer, to an Affiliate of the Buyer, provided that such Affiliate is not affiliated with an aircraft or engine manufacturer, airline, leasing company (other than Buyer) or other entity or person which the Seller, in its reasonable opinion, considers that it has a commercial conflict with the Seller’s business interests, or is not a party to whom the Seller is prohibited by law or any governmental regulation of any of the French Republic, the Federal Republic of Germany, Spain, the United Kingdom or the United States of America from selling the Aircraft or carrying its obligations hereunder).

19.2

Seller's Designations

The Seller may at any time by written notice to the Buyer designate particular facilities or particular personnel of the Seller or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. The Seller may also any Affiliate of the Seller as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement.

19.3

Notwithstanding any assignment or designation under sub-Clause 19.1 or 19.2 above, the assign or or designating party shall not be relieved of any of its obligations hereunder. Any assignment, novation or designation under sub-Clause 19.1 or 19.2 shall be subject to all of the following conditions:

	(1)	That the assignee, designee or novatee agrees to be bound by all relevant terms, conditions and limitations of this Agreement, and

(2)
That no assignment, transfer or novation pursuant to sub-Clause 19.1 or 19.2 shall subject the other party to any liability to which it would not otherwise be subject hereunder or modify in any way the other party's contractual rights hereunder or require the Seller to divest itself of title to or possession of such Aircraft until delivery and payment therefore as provided in this Agreement, and

(3)
That any assignor shall nonetheless remain liable to the other party in respect of all the rights and obligations under this Agreement and shall guarantee the performance by the assignee of all duties and obligations related to the assigned rights as well as to the assignment itself including but not limited to conditions under this sub-Clause 19.3, and

	(4)	That the assignor or novator shall indemnify and hold harmless the other party against any increased risks, liabilities, costs and expenses resulting from the assignment or novation, and

	(5)	No further assignment or novation is permitted except in accordance with the

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foregoing provisions of this sub-Clause.

The parties agree however that with respect to assignments or designations by the Seller pursuant to sub-Clauses 19.1 and/or 19.2 hereof, the party responsible for the obligations of the assignor or novator pursuant to sub-paragraphs (3) and (4) above shall be the Seller.

19.4

Assignment in Case of Lease

In the event of the lease of any Aircraft by the Buyer following delivery of such Aircraft to the Buyer, and subject to the consent of the Seller, which consent shall not be unreasonably denied, the Buyer's rights and obligations with respect to such Aircraft under Clauses 12 and 13 of this Agreement and any allocations of field assistance, training and training aids under Clauses 15 and 16 and of manuals and Technical Documentation under Clause 14 of this Agreement which are specific to an Aircraft may be transferred (subject to prior consultation with the Seller on the nature of the training and training aids to be transferred under Clauses 15 and 16) to the benefit of such lessee. The Buyer shall furnish to the Seller a true copy of the corresponding agreement with the lessee (omitting if the Buyer so chooses the commercial details of such lease) and an execution copy of an assignment of such rights clearly stating that the lessee acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations under Clauses 12, 13, 14, 15, and 16 of this Agreement.

Any assignment or novation under Clause 19.4 shall be subject to all of the following conditions:

	(1)	That the assignee or novatee agrees in writing, in a form satisfactory to the Seller, to be bound by all relevant terms, conditions and limitations of this Agreement, and

(2)
That no assignment, transfer or novation by the Buyer pursuant to Clause 19.4 shall subject the Seller to any liability to which it would not otherwise be subject hereunder or modify in any way the Seller's contractual rights hereunder or require the Seller to divest itself of title to or possession of such Aircraft until delivery and payment therefore as provided in this Agreement, and

	(3)	No further assignment or novation is permitted except in accordance with the foregoing provisions of this sub-Clause.

Provided that the above conditions are met, the Buyer shall be released from the obligations and liabilities of the Buyer so assumed by the Buyer’s assignee.

19.5

Assignment for the purposes of financing

In order to facilitate the arrangement by the Buyer for the purposes of structuring the financing of the Aircraft, the Buyer may request the consent of the Seller to the assignment to a financing vehicle company of the right to take title and to certain warranty rights in relation with an Aircraft, in which case, subject to the provisions of sub-Clause 19.3, and to receipt of the Final Contract Price, the Seller’s consent shall not be unreasonably withheld.

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20 -

DATA RETRIEVAL

On the Seller's reasonable request, the Buyer will make reasonable efforts to ensure that its Operators provide the Seller with all the necessary data, as customarily compiled by such operators and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

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21 - 21.1	TERMINATION FOR CERTAIN EVENTS Any of the following will be considered a material breach of the indicated party’s obligations under this Agreement ("Material Breach"):

	(1)	The Buyer or the Seller files a voluntary petition in bankruptcy.

	(2)	The Buyer or the Seller commences any case, proceeding or other action with respect to the Buyer or the Seller in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts.

	(3)	An action is commenced by the Buyer or the Seller seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or the Seller for all or substantially all of its assets, or the Buyer or the Seller makes a general assignment for the benefit of its creditors.

	(4)	An action is commenced against the Buyer or the Seller seeking issuance of a warrant of attachment, execution, distraint or similar process against substantially all of its assets.

	(5)	The Buyer or the Seller becomes the object of any proceeding or action of the type described in (2), (3) or (4) above and, if involuntary, such action or proceeding remains undismissed within ninety (90) days.

	(6)	The Buyer or the Seller is unable to pay its debts as they come due.

	(7)	There is a liquidation, winding up or analogous event with respect to the Buyer or the Seller.

	(8)	Within ten (10) business days following its due date, the Buyer fails to make any Predelivery Payment required to be made pursuant to sub-Clause 6.2 of this Agreement or fails to make payment of all or part of the Final Contract Price required to be made pursuant to sub-Clause 6.4 of this Agreement.

	(9)	The Buyer will default in its obligation to take Delivery of an Aircraft as provided in this Agreement, which default is continuing for a period of over thirty (30) days following the date Delivery was tendered, and provided the Seller has complied with all material conditions for Delivery set forth in this Agreement.

21.2

In the event of any Material Breach by the Buyer, the Seller will at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance under the Agreement, (ii) reschedule the Delivery date for the Aircraft affected by such default or for other Goods and Services, (iii) terminate this Agreement with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination, (iv) debit and apply, in whole or in part, the unused amount of any credit made available to the Buyer by the Seller against any unpaid amount due by the Buyer to the Seller and (v) retain, as part of the damages for breach and not as a penalty, an amount equal to all Predelivery Payments and all other

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payments made theretofore under this Agreement, to the full extent of the Seller’s losses and damages incurred in connection with the Aircraft, services, data and other items covered by such termination.

21.3	***

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22 - 22.1

MISCELLANEOUS PROVISIONS

Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile or other electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

AIRBUS
1, rond-point Maurice Bellonte
31707 BLAGNAC FRANCE
Attention: VP Contracts
Telephone: ***
Facsimile: ***

The Buyer will be addressed at:

C.I.T. LEASING CORPORATION
11 West 42nd Street
12th floor
New York, New York 10036
USA
Attention: Chief Counsel, Transportation Finance
Telephone: ***
Facsimile: ***

From time to time, the party receiving the notice or request may designate another address or another person.

22.2

Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

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22.3

GOVERNING LAW AND JURISDICTION

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

EACH OF THE SELLER AND BUYER (I) IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY PARTY OR PARTIES HERETO, AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ANY DEFENSE OR OTHERWISE, IN ANY SUIT, ACTION OR PROCEEDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DEFENSE BASED ON SOVEREIGN OR OTHER IMMUNITY OR THAT THE SUIT, ACTION OR PROCEEDING WHICH IS REFERRED TO IN CLAUSE (I) ABOVE IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY MAY NOT BE ENFORCED IN ANY OF THESE COURTS. THE BUYER AND THE SELLER EACH HEREBY GENERALLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS FOR NOTICE UNDER THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGEMENT OF RECEIPT OF SUCH REGISTERED MAIL. THE FOREGOING, HOWEVER, SHALL NOT LIMIT THE RIGHT OF SUCH PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY LEGAL ACTION OR PROCEEDING OR TO OBTAIN EXECUTION OF JUDGEMENT IN ANY COMPETENT JURISDICTION.

22.4

Confidentiality

The parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder (collectively, "Information") strictly confidential and will not, without the prior written consent of the other party, disclose such Information to any other person or entity; provided that the Seller and the Buyer may, without the consent of the other party, disclose the Information in any of the following situations:

	(a)	to directors, officers, employees and permitted assignees of the Seller and the Buyer; or

	(b)	to auditors, accountants or legal advisors of the Seller, the Buyer or their respective permitted assignees; or

	(c)	to such other parties as may be required by law, by government regulation or order (including, without limitation, any regulation or order of a bank

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regulatory agency), by subpoena or by any other legal process. In the event that a disclosure becomes necessary, as provided in this sub-Clause (c), the Buyer shall consult and cooperate with the Seller to limit the scope and form of such disclosure to the extent permissible and will make such applications as will be necessary to implement the foregoing.

Notwithstanding any of the foregoing, Information will not be considered confidential and the Seller and the Buyer and their respective permitted assignees may disclose any item of Information without restriction in any of the following circumstances: if such item:

	(i)	is publicly available (either to the general public or to any relevant trade or industry) prior to either party’s receipt of it from the other party hereto;

(ii)
is thereafter made publicly available (either to the general public or to any relevant trade or industry) by another party hereto or by a third party which is entitled to make such item publicly available;

	(iii)	becomes available to either party hereto on a non-confidential basis from a source which has represented to such party that such source is entitled to disclose it.

With respect to any public disclosure or filing containing Information, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document

Neither the Seller nor the Buyer shall issue any press release or other public statement of any kind regarding the transactions described and/or contemplated in this Agreement without the express written consent of the other party. The provisions of this sub-Clause 22.4 will survive any termination of this Agreement.

22.5

Severability

In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6

Alterations to Contract

This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation the Memorandum of Understanding entered into between the Seller and Buyer on June 21st, 2011) between the Seller and the Buyer. This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

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22.7

Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in any Exhibit, Appendix or Letter Agreement attached to this Agreement, in each such case the terms of such Exhibit, Appendix or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this sub-Clause 22.7, the term Agreement will not include any Appendix, Exhibit or Letter Agreement hereto.

22.8	Language All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.9	Headings All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10

Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AIRBUS S.A.S

By:

Title:

C.I.T. LEASING CORPORATION

By:

Title:

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EXHIBIT A

E X H I B I T  A

S P E C I F I C A T I O N

The A319-100 Standard Specification is contained in a separate folder.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement Exhibit A – July 2011	Page 1/1

EXHIBIT B

EXHIBIT " B "

CHANGE ORDERS TO A319-100 TO STANDARD SPECIFICATION (SCNs)

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit B	July 2011
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EXHIBIT C

E X H I B I T  C

S P E C I F I C A T I O N

The A320-200 Standard Specification is contained in a separate folder.

C.I.T. Leasing Corporation A320 NEOFamily Purchase Agreement - Exhibit C - July 2011-Page 1/1

EXHIBIT D

EXHIBIT " D "

CHANGE ORDERS TO A320-200 TO STANDARD SPECIFICATION (SCNs)

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT D

***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT D

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT D

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT D

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT D

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit D	July 2011
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EXHIBIT E

E X H I B I T   E

S P E C I F I C A T I O N

The A321-200 Standard Specification is contained in a separate folder.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit E -	July 2011
Page 1/1

EXHIBIT F

EXHIBIT " F "

CHANGE ORDERS TO A321-200 TO STANDARD SPECIFICATION (SCNs)

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT F

***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT F

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT F

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT F

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT F

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit F	July 2011
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EXHIBIT G

E X H I B I T   G

Exhibit G-1: Form of a Specification Change Notice

Exhibit G-2: Form of a Manufacturer’s Specification Change Notice

C.I.T. Leasing Corporation A320 NEOFamily Purchase Agreement - Exhibit G	July 2011

EXHIBIT G-1

For

SCN Number
SPECIFICATION CHANGE NOTICE	Issue
Dated
(SCN)	Page

Title :

Description :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By :	By :
Date :	Date :

C.I.T. Leasing Corporation A320 NEOFamily Purchase Agreement - Exhibit G	July 2011

EXHIBIT G-1

For

SCN Number
SPECIFICATION CHANGE NOTICE	Issue
Dated
(SCN)	Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

C.I.T. Leasing Corporation A320 NEOFamily Purchase Agreement - Exhibit G	July 2011

EXHIBIT G-1

For

SCN Number
SPECIFICATION CHANGE NOTICE	Issue
Dated
(SCN)	Page

Scope of change (FOR INFORMATION ONLY)

C.I.T. Leasing Corporation A320 NEOFamily Purchase Agreement - Exhibit G	July 2011

EXHIBIT G-2

For

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page

Title :

Description :

Effect on weight : Manufacturer’s Weight Empty change : Operational Weight Empty change : Allowable Payload change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided MSCN is not rejected by

Buyer approval	Seller approval

By :	By :
Date :	Date :

STD – Form of a MSCN		Draft 2.0 dated May 2011
Exhibit G - Page 5

EXHIBIT G-2

For

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

STD – Form of a MSCN		Draft 2.0 dated May 2011
Exhibit G - Page 6

EXHIBIT G-2

For

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page

Scope of change (FOR INFORMATION ONLY)

STD – Form of a MSCN		Draft 2.0 dated May 2011
Exhibit G - Page 7

EXHIBIT H

EXHIBIT H

S E R V I C E    L I F E    P O L I C Y

L I S T    O F    I T E M S

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit H	July 2011
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EXHIBIT H

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs and stringers inside the wing box

2.1.3	Upper and lower wing skin panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit H	July 2011
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EXHIBIT H

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.1	Spars

2.4.1.2	Ribs

2.4.1.3	Skin, doublers and stiffeners

2.4.1.4	Support structure and attachment fitting for engine supports

3	FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit H	July 2011
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EXHIBIT H

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit H	July 2011
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EXHIBIT I

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A320 NEO Family Purchase Agreement dated [            ] and made between C.I.T. Leasing Corporation (“CIT”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3 [   ]-[   ] aircraft, bearing manufacturer’s serial number [   ], and registration mark [   ](the “Aircraft”) have taken place in [Blagnac/Hamburg] on the day [   ] of [   ].

In view of said tests having been carried out with satisfactory results, [ Airline ] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, [                     ] has caused this instrument to be executed by its duly authorised representative this _____ day of [   ], [   ] in [Blagnac/Hamburg].

C.I.T Leasing Corporation

Name:

Title:

Signature:

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit I	July 2011
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EXHIBIT J

EXHIBIT J

TECHNICAL DATA INDEX

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
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EXHIBIT J

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

ON-LINE (ON) through the relevant service on AirbusWorld,

and / or

OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT – Flight Operations Consultation Tool.

XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager, ADOC) or the Buyer’s own XML based editing tools.

CGM – Computer Graphics Metafile, format of the interactive graphics associated with the and /or SGML text file delivery.

PDF (PDF) - Portable Document Format allowing data consultation.

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EXHIBIT J

Advanced Consultation Tool - refers to Technical Data consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

CD-XML – Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)		Self-explanatory for physical media.

DELIVERY (Deliv)

Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

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EXHIBIT J

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

Flight Crew Operating Manual	FCOM	ON	XML	C	N/A	90
		OFF	CD-XML	C	1	90

Flight Crew Training Manual	FCTM	ON	XML	C	N/A	90	FCTM is a supplement to FCOM, a “Pilot’s guide” for use in
		OFF	CD-XML	C	1	90	training and in operations

							LR Aircraft: Basic for A340-500/-600 aircraft
		ON	XML	C	N/A	90	A330-200/A340-300 : only for aircraft equipped with enhanced
							cabin (Mod 48819)
Cabin Crew Operating Manual	CCOM						SA Aircraft: Basic for A318 and for all A319/A320/A321
							equipped with new CIDS /FAP
		OFF	CD-XML	C	1	90	CCOM not available for aircraft with old CIDS re-installed (A319
							Mod 34898, A320 Mod 34856, A321 Mod 34997 )

		ON	XML	C	N/A	0

Flight Manual	FM	OFF	CD-XML	C	1	0

							*PDF secure format integrated in the FOCT viewer, used for
		OFF	PDF	C	*	0	loading on board aircraft EFB, in agreement with Airworthiness
							Authorities.

SA = Single Aisle: A318/A319/A320/A321 / LR = Long Range: A330/A340

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EXHIBIT J

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

Master Minimum Equipment List	MMEL	ON	XML	C	N/A	180
		OFF	CD-XML	C	1	180

Quick Reference Handbook	QRH	ON	XML	C	N/A	90
		OFF	CD-XML	C	1	90

Trim Sheet	TS	OFF	Electronic format	C	1	0	Transferred to the Buyer by electronic mail (MS Word or PDF
							or TIFF).
							Note: additional document provided by the Seller : IATA Airport
							Handing Manual / AHM sections 515, 516, 560.

Weight and Balance Manual	WBM	ON	XML	C	N/A	0
		OFF	CD-XML	C	1	0

			Performanc
		ON	Computatio	C	N/A	90
	PEP		Tool				A collection of aircraft performance software tools in a common
Performance Engineer's Programs			Performanc				interface.
		OFF	Computatio	C	1	90
			Tool on CD

Performance Programs Manual	PPM	OFF	CD-P	C	1	90	Explains how to use the PEP & contains specific data for
							engineers, which are not contained in the FCOM

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EXHIBIT J

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

AirN@v / Maintenance , including :			Advanced
Aircraft Maintenance Manual - AMM		ON	Consultatio	C	N/A	90
Illustrated Parts Catalog (Airframe)-			Tool
IPC Illustrated Parts Catalog
( Powerplant )-

PIPC*	AirN@v /						Recommended basic delivery quantity
Trouble Shooting Manual - TSM	Maintenance						*PIPC is integrated in the SA aircraft IPC for IAE V2500 A1/A3
Aircraft Schematics Manual - ASM			Advanced				Engines and in the LR A340-500/-600 aircraft IPC for RR Trent 500
Aircraft Wiring Lists - AWL		OFF	Consultatio	C	20	90	Engines.
Aircraft Wiring Manual- AWM			Tool on DVD				For other aircraft and engine types, to be supplied by Propulsion
Electrical Standard Practices Manual-							Systems Manufacturer concurrently with the Airframe IPC.
ESPM
AirN@v / Associated Data	AirN@v / Associated Data	ON	Advanced Consultation Tool	G	N/A	360	* Including Tool and Equipment Manual / Index & SupportEquipment Summary data
Consumable Material List – CML Standards Manual - SM Electrical Standard Practices Manual – ESPM Tool and Equipment Manual – TEM (*)
		OFF	Advanced Consultatio Tool on DVD	G	20	360

Technical Follow-up	TFU	ON	PDF	E	20	90	TFU for trouble shooting & maintenance, to be used with AirN@v

		ON	PDF	C	N/A	90
							* PDF will be discontinued in 2010 after implementation of the
							AirN@v / Maintenance Technical Data upgrade programme
		OFF	CD-P	C	*	90
Aircraft Maintenance Manual	AMM						Available from the Technical Data Download Service on
		ON	SGML	C	N/A	90	AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )

		OFF	SGML	C	1	90	Effective CD delivery will only take place at the time of explicit
							request from the Buyer

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EXHIBIT J

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

		ON	PDF	C	N/A	90	* PDF will be discontinued in 2010 after implementation of the
		OFF	CD-P	C	*	90	AirN@v / Maintenance Technical Data upgrade programme
Aircraft Schematics Manual	ASM						Available from the Technical Data Download Service on
		ON	SGML	C	N/A	90	AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )

		OFF	SGML	C	1	90	Effective CD delivery will only take place at the time of explicit
							request from the Buyer

		ON	PDF	C	N/A	90	* PDF will be discontinued in 2010 after implementation of the
		OFF	CD-P	C	*	90	AirN@v / Maintenance Technical Data upgradeprogramme.

Aircraft Wiring List	AWL						Available from the Technical Data Download Service on
		ON	SGML	C	N/A	90	AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )

		OFF	SGML	C	1	90	Effective CD delivery will only take place at the time of explicit
							request from the Buyer

		ON	PDF	C	N/A	90	* PDF will be discontinued in 2010 after implementation of the
		OFF	CD-P	C	*	90	AirN@v / Maintenance Technical Data upgrade programme
Aircraft Wiring Manual	AWM						Available from the Technical Data Download Service on
		ON	SGML	C	N/A	90	AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
							Effective CD delivery will only take place at the time of explicit
		OFF	SGML	C	1	90	request from the Buyer

							Effective delivery will only take place at the time of explicit request
Consumable Material List	CML	OFF	SGML	G	1	180	from the Buyer

		ON	PDF	E	N/A	90
Ecam System Logic Data	ESLD	OFF	CD-P	E	5	90	Used for in-depth aircraft trouble shooting. Ref to SIL 31-033 for details.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
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MAINTENANCE AND ASSOCIATED MANUALS

EXHIBIT J

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

							One ELA supplied for each Aircraft, delivered one month after first
Electrical Load Analysis	ELA	OFF	PDF/MS Word	C	1	+30	Aircraft Delivery PDF File + Office automation format RTF & Excel
			Excel				file delivered on one single CD for ELA updating by the Buyer

Electrical Standard Practices Manual	ESPM	OFF	SGML	G	1	90	*Effective CD delivery will only take place at the time of explicit
							request from the Buyer
							* Pocke size format booklet, which provides maintenance personnel
Electrical Standard Practices booklet	ESP	OFF	P2*	G	20	90	with quick and easy access for the identification of electrical
							equipment and the required tooling.
			Advanced
Flight Data Recording Parameter Library	FDRPL	OFF	Consultation	E	5	90
			Tool on CD
		ON	PDF	C	N/A	90	* PDF will be discontinued in 2010 after implementation of the
		OFF	CD-P	C	*	90	AirN@v / Maintenance Technical Data upgrade programme.

Illustrated Parts Catalog (Airframe)	IPC	ON	SGML	C	N/A	90	Available from the Technical Data Download Service on
							AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
		OFF	SGML	C	1		Effective CD delivery will only take place at the time of explicit
							request from the Buyer
							Integrated in the SA aircraft IPC for IAE V2500 A1/A3 Engines .
		ON	PDF	C	N/A	90	Integrated in the LR A340-500/-600 aircraft IPC for RR Trent 500
Illustrated Parts Catalog (Powerplant)	PIPC						Engines.
		OFF	CD-P	C	20*	90	*For other aircraft and engine types, supplied by Propulsion Systems
							Manufacturer concurrently with the Airframe IPC.
							In addition to MPD in AirN@v consultable format, AirN@v / Planning
			Advanced				includes additional MPD files in the following downloadable formats:
		ON	Consultation	E	N/A	360	- PDF format
AirN@v / Planning , including	AirN@v/		Tool				- MS XLS ( Excel) format
Maintenance Planning Document – MPD	Planning						- TSDF / Text Structured Data File format (specific ASCII for MIS
			Advanced				and Database upload )
		OFF	Consultation	E	5	360	- SGML format for further processing
			Tool on DVD				Life Limited Parts information is included in the Airworthiness
							Limitation Section (ALS)

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
8

EXHIBIT J

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	bbr	Avail	Form	Type	Qty	Deliv	Comments
							The latest revisions of individual MRB Report and ALS
							documents are available shortly after approval on
Maintenance Review Board Report – MRBR	MRBR	ON	PDF	E	N/A	360	AirbusWorld Maintenance & Engineering site, under “ Prepare
Airworthiness Limitation Section – ALS	ALS						Maintenance Programme”, "Demonstrate compliance with
							airworthiness limitations" tab, with aircraft operators being
							informed through a dedicated OIT.
Tool & Equipment Bulletins	TEB	ON	PDF	E	N/A	N/A
			Advanced				These drawings include the Seller’s and Suppliers’ equipment
Tool and Equipment Drawings	TED	ON	Consultatio	E	N/A	360	drawings, except for the Seller’s and Suppliers’ proprietary items
			Tool
AirN@v / Engineering , including:
Airworthiness Directives - AD
European Airworthiness Directives - EUAD			Advanced
( incl. French DGAC AD’s)		ON	Consultation	C	N/A	90
All Operator Telex - AOT			Tool
Operator Information Telex - OIT							AirN@v Engineering is an electronic index used for identification
Flight Operator Telex - FOT	AirN@v/						of the references and links between the Seller’s and Suppliers’
Modification - MOD	Engineering						engineering documents
Modification Proposal - MP
Service Bulletin - SB			Advanced
Service Information Letter - SIL		OFF	Consultation	C	5	90
Technical Follow-Up - TFU			Tool on DVD
Vendor Service Bulletin - VSB

		ON	PDF	C	N/A	90	* PDF will be discontinued in 2010 after implementation of the
		OFF	CD-P	C	*	90	AirN@v / Maintenance Technical Data upgrade programme
Trouble Shooting Manual	TSM						Available from the Technical Data Download Service on
		ON	SGML	C	N/A	90	AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
							Effective CD delivery will only take place upon the Buyer’s
		OFF	SGML	C	1	90	express request.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
9

EXHIBIT J

STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

			Advanced				AirN@v / Repair includes:
		ON	Consultation	E	N/A	90	· For SA aircraft, one specific SRM for each A318, A319,
			Tool				A320, A321, one SA aircraft common NTM,
AirN@v / Repair , including:	AirN@v /						· For LR aircraft, one SRM and NTM for A340-200/-300, one
Structural Repair Manual (*) - SRM	Repair						SRM and NTM for A340-500/-600.
Non Destructive Testing Manual - NTM							*Nacelle repair data are integrated in the Airframe SRM for A318
			Advanced				PW6000 and A340-500/-600 RR Trent aircraft. For all other SA
		OFF	Consultation	E	5	90	and LR aircraft and engine types, the Nacelle SRM shall be
			Tool on DVD				supplied by the relevant Propulsion System Supplier.

		ON	SGML	E	N/A
Structural Repair Manual	SRM	OFF	SGML	E	*		*Upon request only.

		ON	SGML	E	N/A	90
Non Destructive Testing Manual	NTM	OFF	SGML	E	*	90	*Upon request only.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
10

EXHIBIT J

OVERHAUL DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

			Advanced
AirN@v / Workshop, including:			Consultation
Component Maintenance Manual	AirN@v /	ON	Tool	E	N/A	180	DFPRM first issue in AirN@v / Workshop planned 2nd half 2009
Manufacturer - CMMM	Workshop		Advanced
Duct Fuel Pipe Repair Manual - DFPRM		OFF	Consultation	E	5	180
			Tool on DVD
Component Maintenance Manual		ON	SGML	E	N/A	180
Manufacturer	CMMM	OFF	SGML	E	*	180	*Upon request only. Fallback solution to AirN@v / Workshop

		OFF	CD-P	E	*	180	* Vendor Supply in digital PDF format .
Component Maintenance Manual Vendor	CMMV	ON	PDF	E	N/A	180	Available from the “Supplier Technical Documentation On-Line
							Service” in AirbusWorld

Component Documentation Status	CDS	OFF	CD	C	1	180	Revised until 180 days after first Aircraft Delivery

		ON	PDF	G	N/A	-
Component Evolution List	CEL	OFF	CD-P	G	1	-	Delivered as follow-on to CDS.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
11

EXHIBIT J

ENGINEERING DOCUMENTS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

							Seller Installation, Assembly and Detailed part Drawings for
							Structure & System installations, fitted on the Buyer’s fleet or Aircraft
							. They cover the Aircraft “as designed”, ie in its original configuration
			Advanced				at first Aircraft Delivery.
Mechanical Drawings, including the Drawing			Consultation				Repair drawings are supplied upon specific Buyer request.
Picture, Parts List / Parts Usage	MD	ON	Tool	C	N/A	0	Buyer’s queries shall be issued in connection with an approved
							document: SB, SRM or RAS (Repair Assessment Sheet)
							Mechanical Drawings include:
							2D Drawing sheets
							Parts List / Parts Usage (in PDF).

		ON	SGML	G	N/A	180	Effective delivery will only take place at the time of explicit request
Standards Manual	SM	OFF	SGML	G	1	180	from the Buyer.

		ON	PDF	G	N/A	0
Process and Material Specification	PMS	OFF	CD-P	G	1	0

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
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EXHIBIT J

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

Airplane Characteristics for Airport Planning –		ON	PDF	E	N/A	360	Available On-Line in AirbusWorld
AC	AC/MFP						Grouped on one single CD
Maintenance Facility Planning - MFP		OFF	CD-P	E	5	360	Fallback solution to the on-line AC / MFP

ATA 100 Index	ATI	ON	PDF	E	N/A	360	6 Digits ATA 100 Index

			Advanced				Technical Data self-tutorial training which provides basic
		ON	Consultation	G	N/A	360	familiarization tailored for Maintenance and Engineering
C@DETS /Technical Data Training	C@DETS		Tool on CD				personnel.
Courseware and Software			Advanced				It is AirN@v Services oriented and available on AirbusWorld for
		OFF	Consultation	G	5	360	downloading by module as required.
			Tool
Aircraft Recovery Manual	ARM	ON	PDF	E	N/A	90
		OFF	CD-P	E	1	90

							Chart can be downloaded from AirbusWorld either in TIFF or
Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	N/A	180	PDF format
		OFF	P1	E	20	180	Full size charts, which are available in poster format (530 x 640
							mm)

Cargo Loading System Manual	CLS	ON	PDF	E	N/A	180
		OFF	CD-P	E	1	180	One CLS per delivered Aircraft

							The LETD provides, for each Technical Data, information about:
							- Applicable issue and revision date,
List of Effective Technical Data	LETD	ON	PDF	C	N/A	90	- Shipping information with search functions by manual or delivery
							address criteria,
							-Tracking of shipments through the Carrier Website.

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	N/A	90
		OFF	CD-P	G	1	90

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
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EXHIBIT J

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

			Advanced				Available for A340-500/-600 aircraft .
	LATC	ON	Calculation	E	N/A	90	Electronic format, which includes a software tool to calculate the
			Tool				loads of various live animals which can be transported in cargo
Live Animal Transportation Calculation Tool			Advanced				compartments under known environmental conditions
	LATC	OFF	Calculation	E	5	90	Remark : LTM (Live Stock Transportation Manual) replaced by
			Tool on CD				LATC, migration for LR aircraft :Jul 09, for SA aircraft : Oct 09
			Advanced				Full SB content and SB search functions are available from
		ON	Consultation	C	N/A	0	AirN@v / Engineering on AirbusWorld
Service Bulletins	SB		Tool

		OFF	CD-P	C	1	0	CD available for simplified SBs only

							Contains all SSC’s Supplier Support Conditions and current GCP
							2000 Issue 04 Agreements ratified by Airbus Suppliers .
Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	N/A	360	It specifies :
							- Airbus Support Standards
							- The individual Suppliers’ contractual Support commitments

Transportability Manual	TM	OFF	CD-P	G	1	180

	VIM +		Advanced				Combined Vendor Information Manual and Aircraft On Ground &
Vendor Information Manual +	AOG &	ON	Consultation	G	N/A	360	Repair Guide. It supplies information on Supplier Support
Aircraft On Ground & Repair Guide	RG		Tool				locations, Repair Stations, stock locations and distributors around
							the world for Airbus Customers.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit J	July 2011
14

EXHIBIT K

AIRCRAFT PRICE REVISION FORMULA

***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit K	July 2011
1

EXHIBIT L

PROPULSION SYSTEMS PRICE REVISION FORMULA
CFM INTERNATIONAL

***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit L	July 2011
1

EXHIBIT M

PROPULSION SYSTEMS PRICE REVISION FORMULA
PRATT AND WHITNEY

***

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit M	July 2011
1

EXHIBIT N

EXHIBIT N LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD (signed between Airbus S.A.S and CIT AI, dated 1 June, 2007)

Part 3	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

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PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1

DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation), as well as any modifications, enhancements or extensions thereto as may be provided by the Licensor from time to time. The Airbus Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. The Airbus Software shall be either On Board Certified Software or Software Products. For the avoidance of doubt, this Software License does not apply to (i) open source software contained in the Airbus Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Licensor disclaims any liability in relation to such open source software, or (ii) any proprietary third party software that the Licensor purchases or licenses from any third party and delivers to the Licensee, either as a sublicense or as a direct license from such third party.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Airbus Software.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“On Board Certified Software” means those Airbus Part 125 and/or FAR 125 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Permitted Purpose” means use of the Airbus Software by the Licensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Software Product(s)” means either those Airbus Software intended to be used on ground at the Licensee’s facilities or Airbus Software that are installed on board the Aircraft and that are not Part 125 and/or FAR 125 certified - whether or not bearing a part

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number of the Licensor - excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee in using the Airbus Software.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Licensee of the Aircraft, the Licensee is hereby granted a worldwide and non-exclusive right to use the Airbus Software, for a Permitted Purpose. The Licensor shall remain the owner of all intellectual property rights in the Airbus Software. There shall be one license encompassing all Airbus Software granted in respect of each Aircraft purchased by the Licensee.

Notwithstanding the foregoing, license rights regarding the use of Software Products may be subject to specific commercial conditions and to the payment of specific fees relating to such Software Products.

The Licensee hereby acknowledges that it is aware that certain Airbus Software subject of this Software License may incorporate some third party software or open source software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Licensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

3.1.1	On Board Certified Software

The Licensee may at any time assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee shall assign as many Software Licenses as the number of sold, transferred or leased Aircraft and shall retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

In the event of any such assignment or transfer, the Licensee shall transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement – Exhibit N	July 2011
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3.1.2

Software Products

Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s prior written consent, in which case the Licensee shall cause the assignee or sub-licensee to agree to the terms of this Software License.

3.2

Delegation

Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Licensee shall notify the Licensor of such intention prior to any disclosure of this Software License and/or the Airbus Software Services to such Third Party.

The Licensee hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and shall in particular cause such Third Party to enter into a appropriate licensing conditions and to commit to use the Airbus Software solely for the purpose of maintaining the Aircraft and/or for processing the Licensee’s data.

4

COPIES

Use of the Airbus Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction shall be made without the prior written consent of the Licensor, except that the Licensee is authorized to copy the Airbus Software for back-up and archiving purposes. Any copy the Licensor authorizes the Licensee to make shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Airbus Software.

5 5.1

TERM

On Board Certified Software

Subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft definitively ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated on the date of the last operation thereof by the Licensee or any of its assignees, or (ii) the Agreement, this Software License or any part thereof being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the On Board Certified Software.

5.2

Software Products

Save as otherwise specified in any applicable commercial conditions relating to any Software Product as set forth in the Agreement and subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from the date of first delivery of the Software Product until the earlier of (i) for Software Products that are installed on board the Aircraft, the Licensee ceasing to operate the Aircraft on which such Software Products are installed, or (ii) the Licensee no longer owning or operating any Aircraft, or (iii) the Agreement or this Software License

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement – Exhibit N	July 2011
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being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the Software Products.

6

CONDITIONS OF USE

The Airbus Software shall only be used for the Permitted Purpose.

The Licensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it shall take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software License, the Licensee shall:

	a)	not permit any parent, subsidiary, affiliate, agent or third party to use the Airbus Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Licensor;

	b)	do its utmost to maintain the Airbus Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

	c)	use the Airbus Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Airbus Software has received appropriate training;

	d)	use the Airbus Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

	e)	except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product, nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

	f)	should the Licensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Airbus Software;

	g)	except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

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h)	not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)

not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)

not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of- charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to verify at the Licensee’s facilities whether the conditions specified in the present Software License are fulfilled.

7	TRAINING

In addition to the User Guide provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1

The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Airbus Software are and shall remain the property of the Licensor.

8.2

The Licensor reserves the right to correct and modify any Airbus Software at its sole discretion and the Licensee shall not undertake any correction or modification of the Airbus Software without the Licensor’s prior written approval. The Licensee shall install any Updates provided by the Licensor, at its own cost, in accordance with the time schedule notified with the provision of such Update(s). In the event of the Licensee failing to install any such Update(s), the Licensor shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Airbus Software.

9	COPYRIGHT INDEMNITY

9.1	Indemnity

9.1.1

Subject to the provisions of Article 9.2.3, the Licensor shall defend and indemnify the Licensee from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement, or claim of infringement, by any Airbus Software provided by the Licensor, of any copyright, provided that the Licensor's obligation to indemnify shall be limited to infringements in countries

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which, at the time of the infringement or alleged infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

9.1.2

In the event that the Licensee is prevented from using the Airbus Software for infringement of a copyright referred to in Article 9.1.1 (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Licensor and Licensee), the Licensor shall at its expense either:

	(i)	procure for the Licensee the right to use the same free of charge to the Licensee; or

	(ii)	replace the infringing part of the Airbus Software as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Software License.

9.2 9.2.1

Administration of Copyright Indemnity Claims

If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee shall:

	(i)	forthwith notify the Licensor giving particulars thereof;

	(ii)	furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

	(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) shall prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft and allow for the normal, intended use of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice, in each case to the extent possible;

	(iv)	reasonably co-operate with, and render all such reasonable assistance to the Licensor as be may be pertinent to the defense or denial of the suit or claim (the direct and reasonable costs of which shall be borne by Licensor);

	(v)	act in such way as to reasonably mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses.

9.2.2

The Licensor shall be entitled, either in its own name or on behalf of the Licensee, to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner, which it deems proper.

9.2.3

The Licensor’s obligations and the Licensee’s remedies hereunder shall be conditional upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2 and are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and rights, claims and remedies of the Licensee against the Licensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright.

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10

CONFIDENTIALITY

The Airbus Software, this Software License and their contents are designated as confidential. The Licensee undertakes not to disclose the Software License, the Airbus Software or any parts thereof to any third party without the prior written consent of the Licensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of an Aircraft provided that such lessee or buyer agree to maintain the duty of confidentiality as set forth in this Clause 10, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Airbus Software to the Licensee’s employees, such disclosure is permitted solely for the purpose for which the Airbus Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Licensee, provided that reasonable prior notice of the intended disclosure is provided to the Licensor.

The obligations of the Licensee to maintain confidentiality shall survive the termination of this Software License for a period of five (5) years.

11

ACCEPTANCE

On Board Certified Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products shall be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

12 12.1

WARRANTY

On Board Certified Software

Any On Board Certified Software installed on board an Aircraft at Delivery thereof shall be deemed a Warranted Part for the purposes of Clause 12.1 of the Agreement and the relevant provisions of such Clause 12.1 shall be fully applicable to such On Board Certified Software.

12.2

Software Products

The Licensor warrants that Software Products are prepared in accordance with the state of art at the date of their conception and shall perform substantially in accordance with their functional and technical specifications current at the time of their initial delivery. Should the Software Products be found not to conform to their documentation, the Licensee shall notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software License shall be to provide the Licensee with two (2) months free of charge maintenance services.

After these two (2) months, the terms and conditions applicable to maintenance services shall be those specified in the current Customer Services Catalog.

For the avoidance of doubt, this Article 12.2 shall not be applicable to Software Product Updates, modifications, enhancements and extensions.

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12.3	The Licensor shall be relieved of any obligations under Articles 12.1 and 12.2 in case of:

	(i)	Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

	(ii)	Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes beyond the Licensor's reasonable control;

	(iii)	Failure of the Licensee to install any Update in accordance with Article 8 hereof;

	(iv)	Airbus Software defects or non-conformities caused by errors in or modifications of or Updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor.

The Licensee shall be responsible for the cost and expense of any correction services provided by the Licensor as a result of any of the foregoing exclusions. Such correction services shall be subject to the then applicable commercial conditions.

12.4

Waiver, release and renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE LICENSEE SET FORTH IN THIS ARTICLE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND IN ANY AIRBUS SOFTWARE AND SERVICES DELIVERED UNDER THE AGREEMENT AND/OR THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(A) (B)	ANY WARRANTY AGAINST HIDDEN DEFECTS; ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

	(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

	(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM THE LICENSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SOFTWARE LICENSE SHALL REMAIN IN FULL FORCE AND EFFECT.

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FOR THE PURPOSES OF THIS ARTICLE 12, “THE LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

The Licensor shall have no liability for data that is entered into the Airbus Software by the Licensee and/or used for computation purposes.

13

LIABILITY AND INDEMNITY

The Airbus Software is supplied under the express condition that the Licensor shall have no liability in contract or in tort arising from or in connection with the use and/or possession by the Licensee of the Airbus Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14 14.1

EXCUSABLE DELAYS

The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or supplier's control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2

The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

15

TERMINATION

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee or failure to comply with the commercial conditions applicable to Airbus Software as set forth in the Agreement, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Airbus Software and shall return to the Licensor all copies of the Airbus Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.

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16	General Provisions

16.1

This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2

In the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto), the terms of this Software License shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3

This Software License is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software License shall be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

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PART 2

AIRBUSWORLD GTC

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AIRBUS

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF AIRBUS|WORLD

This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied.

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GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF AIRBUS|WORLD

ARTICLE 1: DEFINITIONS

Administrator(s): Company's employee(s) appointed by the Company, entitled to represent the Company for and in the management of the Agreement and responsible for the compliance by the Designated Users and the Company's employees with the Agreement.

Agreement The agreement between the Parties shall be understood as including, in the following order of precedence, (i) Specific Terms and Conditions applicable to specific Services if any and to that extent only, (ii) these General Terms and Conditions, and any other relating functional or technical document agreed between the Parties, it being understood that, in the event of any inconsistency the former ranking document shall prevail over the following one(s) to the extent of such inconsistency.

AIRBUS S.A.S. **AIRBUS** S.A.S, a French *Société par Actions Simplifiée*, with a share capital of Euros 2 704 375, registered with the Trade and Companies Registry of Toulouse (France) under n° 383 474 814 and whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France

AIRBUS Collectively AIRBUS S.A.S and the legal entities controlled by AIRBUS S.A.S, the term "control" meaning the direct or indirect ownership of at least fifty percent (50%) of the voting stocks in such legal entities.

AIRBUS Data Any and all data, information and material made accessible and available by AIRBUS to the Company through the Secure A|W.

Company The company entering into these General Terms and Conditions as identified on the execution page of this document.

Company Data Any and all data, information and other material made accessible and available by the Company to AIRBUS through the Secure A|W.

Contracts Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or AIRBUS other than related to the present Agreement, namely but without limitation: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement/sale agreements, aircraft purchase agreements, co-operation agreements, research contracts, maintenance contracts.

Data Collectively the AIRBUS Data and the Company Data.

Databases Any and all collections of independent works, data or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means by the Company through the Secure A|W.

Designated Users Employees of the Company authorized by a Company Administrator to access and use the Secure A|W.

Identification Codes Confidential and personal identification codes attached to each Designated User and which formally identify each Designated User accessing and using the Secure A|W.

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Party or Parties	Individually or collectively AIRBUS S.A.S. and/or the Company.
Secure Airbus|World or Secure A|W	Secure area of AIRBUS|World, access to part of which may be given by AIRBUS S.A.S. to Designated Users of the Company.
Services	Any and all on line services made available to the Company through the Secure A|W under the terms and conditions of the Agreement.
Specific Terms and Conditions	Terms and conditions under which AIRBUS S.A.S. grants access to specific Services to the Company.
System	Equipment (hardware, software, connections, ...) set up by AIRBUS S.A.S. and enabling AIRBUS S.A.S. to provide the Services on the Secure A|W through the internet.
User Documentation	Documentation intended for the Administrators and Designated Users of the Secure A|W describing the technical means enabling connection to the System and access to the Secure A|W and providing information related to the use of the Secure A|W and/or the Services. User Documentation may be modified from time to time by AIRBUS S.A.S and is available on the secure area of Airbus|World.

ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

2.1 The purpose of these General Terms and Conditions is to define the terms and conditions under which AIRBUS S.A.S. authorizes the Company to access and use the Secure A|W and to benefit from some of the Services offered through the latter.

2.2 Access to and use of certain Services may be subject to acceptance by the Company of Specific Terms and Conditions.

2.3 The Secure A|W may be used by the Company for the purpose of exchanging information with AIRBUS and specifically for the performance of the Contracts. The Agreement shall not be construed as interfering with the terms and conditions of any such Contracts. The terms and conditions of the Contracts shall in any case prevail over the terms of the Agreement.

2.4 The Company and AIRBUS shall not exchange Data through the Secure A|W that are not necessary for professional or business purposes as mentioned in Article 2.3. Activities directly or indirectly related to spamming are prohibited on the Secure A|W.

2.5 Should there be a need for the Company to use the Secure A|W in its quality of subcontractor of a supplier, a customer, or a co-contractor of AIRBUS (hereafter individually and collectively an "AIRBUS Co-contractor"), then the Company hereby guarantees that it is duly authorised by such AIRBUS Co-contractor to request from AIRBUS S.A.S. an access to the Secure A|W and the use of the Services. The Agreement between AIRBUS S.A.S. and the Company is entered into for the sole purpose of the use of Secure A|W and shall in no event be construed as a change to the contracts entered into by AIRBUS and the AIRBUS Co-contractor and/or establish a direct contractual relationship between AIRBUS and the Company other than the Agreement.

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF THE SECURE A|W

3.1 AIRBUS S.A.S. grants to the Company, a worldwide, personal, non-exclusive and non-transferable right to access and use the Secure A|W and the Services, pursuant to the terms and conditions of and for the duration of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement, without the express prior written authorization of AIRBUS S.A.S.

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3.2 No right other than that provided in Article 3.1 above is granted by AIRBUS S.A.S. to the Company under these General Terms and Conditions, and the Company shall not, directly or indirectly, without limitation, extract, reproduce, represent, adapt, modify and/or translate, all or part of the Secure A|W, the System and/or the Databases, nor create any derivative work therefrom, nor use any and/or all of the aforesaid elements for any purposes other than those agreed upon between the Parties.

3.3 The Secure A|W, the System, the Databases and the AIRBUS Data shall remain the sole ownership of AIRBUS and/or its licensors.

ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

4.1 AIRBUS S.A.S. shall propose on-line standard training for the Administrator on the Secure A|W at AIRBUS S.A.S' expense and AIRBUS S.A.S. shall make available appropriate documentation to the Designated Users.

4.2 The Company shall be solely responsible for the enforcement of the Agreement by its employees, including the Administrator(s) and the Designated Users. The Company shall ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained for the purpose of the performance of the Agreement.

4.3 The Company shall designate one Administrator. AIRBUS S.A.S. may, at its sole discretion and upon the Company's request, authorise in writing the Company to designate additional Administrator(s), provided the Company defines non-overlapping areas and/or timeframes for each of the Administrators, e.g. for different branches or sites of the Company. It is understood that the Company shall be solely responsible in the event of inconsistent instructions received from the Administrators.

4.4 The Administrator(s) shall have the capacity to represent the Company with respect to the execution and performance of any contractual document related to the access, use and operation of the Secure A|W.

4.5 The Administrator(s) shall appoint Designated Users among the employees of the Company. Each Designated User shall be provided with a personal and confidential Identification Code, at AIRBUS S.A.S.' discretion, either by the Administrator, by AIRBUS S.A.S. or by an independent, reputable and reliable organism.

4.6 Each and every access, use and operation of the Secure A|W with an Identification Code shall be deemed to have been made by the corresponding Designated User.

4.7 The Company shall ensure that:

(I) each Identification Code is used by the corresponding Designated User only and is personal to such Designated User;

(II) each personal Identification Code shall not be communicated to any person other than the corresponding Designated User;

(III) each Designated User accesses and uses the Secure A|W in accordance with the specific rights he/she has been granted under the Agreement;

(IV) no third party can access the Identification Codes or the Secure A|W.

4.8 Should the Company become aware of any potential risk that Identification Code(s) could be or could have been disclosed to anyone other than the corresponding Designated User, then the Administrator(s) shall, without any delay, cancel the access to the Secure A|W in respect of such Identification Code(s) and notify AIRBUS S.A.S. of such potential risk and of such cancellation of the Identification Code(s), notwithstanding AIRBUS S.A.S.' rights to cancel such access.

4.9 The Company shall inform AIRBUS S.A.S., without any delay, of (i) any modification in the professional situation of the Administrator(s) and/or Designated Users, including without limitation leave or resignation from the Company, (ii) the termination/expiration of any or all of the Contracts (iii) the termination/expiration of any contract of the Company with an AIRBUS Co-contractor as referred to in Article 2.5 above. In any of such cases, the Company shall

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without delay cancel the access to the Secure A|W for the corresponding Designated Users, notwithstanding AIRBUS S.A.S.' rights to cancel such access.

4.10 Should any one of Designated Users and/or Administrators not comply with any provision of the Agreement and/or any applicable laws and regulations, or should AIRBUS S.A.S. fear that his/her access may possibly result in a breach of the Agreement, including but not limited to confidentiality and/or security provisions and/or result in an illegal situation, AIRBUS S.A.S. shall be entitled, at any time, without prejudice to its other rights and without prior notice, to restrict or suspend access to all or part of the Secure A|W by any or all such Designated User(s) and/or Administrator(s).

ARTICLE 5: ACCESS REQUIREMENTS

5.1 The Company shall, at its own costs and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and the Secure A|W. The Company shall use all care and means available in the state of the art necessary to prevent intrusion of any third party and/or malicious codes into the System and/or the Secure A|W.

5.2 The Company shall be responsible for obtaining and maintaining any relevant authorisations and/or accomplishing any and all relevant formalities necessary to have access to and benefit from the Secure A|W as well as for performing its own obligations under the Agreement and/or any applicable laws and regulations.

5.3 AIRBUS S.A.S. shall be entitled, without limitation for security purposes, to at any time modify or have the Company modify, the Identification Codes. Any modification of such Identification Codes shall be notified by the modifying Party to the other Party.

ARTICLE 6 : CHARACTERISTICS AND AVAILABILITY OF THE SECURE A|W

6.1 AIRBUS S.A.S. shall make its reasonable efforts to provide the necessary means in order to make the Secure A|W accessible seven (7) days a week and twenty-four (24) hours a day. Should the access to or use of the Secure A|W be disturbed, AIRBUS S.A.S. shall take all reasonable and proper steps to restore the access to or use of the Secure A|W.

6.2 In this respect and without limitation, AIRBUS S.A.S. shall be entitled, at any time and without notification, to suspend, temporarily or permanently, access to all or part of the Secure A|W:

(i) in order to proceed with any maintenance of the System and/or updating of the Secure A|W, the Databases and/or the Data;

(ii) for security reasons;

(iii) in order to comply with any regulatory constraints and/or court injunction or decision.

6.3 Should AIRBUS S.A.S. foresee that the unavailability of the Secure A|W, in whole or in part, will exceed twenty-four (24) consecutive hours, AIRBUS S.A.S. shall make reasonable efforts to inform as promptly as possible the Company, by whatever means, of such unavailability.

6.4 Without prejudice to any other provision of the Agreement, should the Company be unable for any reason to access the Secure A|W for more than twenty four (24) consecutive hours and/or for a period incompatible with the performance schedule of a Contract requiring the use of the Secure A|W, the Company shall inform AIRBUS S.A.S. and the Parties shall determine together alternative solutions, related but not limited to, the exchange of data.

ARTICLE 7: CONFIDENTIALITY

7.1 Unless otherwise agreed upon in the Agreement and/or the Contracts, and unless the same information may be accessed in the freely accessible public area of Airbus|World, all information made available by the Company and AIRBUS to each other through the Secure

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A|W shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purpose other than those agreed upon by the Company and AIRBUS, even for the receiving party's internal needs.

7.2 The Company hereby authorises AIRBUS to disclose such information within AIRBUS, provided the AIRBUS legal entities exchanging such information have entered with each other into a confidentiality agreement.

ARTICLE 8: EXCHANGE OF DATA

8.1 As part of the Services, the Secure A|W enables the Company and AIRBUS to exchange or have access to the Data, for the purpose of collaboration between the Company and AIRBUS and/or performance of the Contracts.

8.2 The Company shall have the right to access to and use the AIRBUS Data, and AIRBUS shall have the right to access to and use the Company Data, solely to the extent defined in the Agreement and/or the Contracts.

8.3 Except as otherwise agreed in the Agreement and/or the Contracts, the Company and AIRBUS may, during the term of the Agreement, for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the disclosing party, for the sole purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS. The Data received from the disclosing party, their hard copies and numeric reproductions, may be processed by and circulated worldwide only to the employees of the receiving party having a need to know the same for the purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS.

8.4 The Company and AIRBUS shall ensure that all proprietary rights and confidentiality mentions stated on any original document are replicated on any reproduction made thereof. Any translation and/or adaptation shall expressly state that it is a derivative from the original document. The Company and AIRBUS shall refrain from removing and/or altering any of these mentions.

8.5 The Company shall take care and use all means available in the state of the art at any time of the Agreement in order to prevent the Company Data from creating permanent or temporary disturbance of the operation and/or the use of the System, the Secure A|W and/or the Database.

8.6 The Company shall immediately notify AIRBUS S.A.S. of the occurrence or possible occurrence of any of the events referred to in Article 8.3 above. Should AIRBUS S.A.S. be aware of any of such aforesaid events, it shall be entitled, without notice and without prejudice to its other rights, to delete the implicated Company Data from the System.

8.7 Taking into account the electronic nature of the Data exchanged through the Secure A|W, the Company and AIRBUS agree to give to such electronic exchanges the same probatory value as exchanges made by registered mail.

8.8 Should any creation or development be made by the Company when accessing and using the Secure A|W and/or exchanging Data with AIRBUS, then the rights of each party on such creation or development shall be determined pursuant to the corresponding Contract or Specific Terms and Conditions, if any.

ARTICLE 9: PRIVACY

9.1 AIRBUS S.A.S. and, when applicable, the Company shall comply at all times with their obligations under any local law towards the relevant authority(ies) with regard to data protection principles, including any personal data files or personal data automated processing systems and shall inform each other of any information system evolution which could affect such obligations.

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9.2 The Company is hereby notified that AIRBUS may request personal data directly from the Administrator(s) and the Designated Users for accessing and using the Secure A|W. The Company shall inform the Administrator(s) and the Designated Users (i) in accordance with applicable laws, and specifically with article 27 of the French law n°78-17 of January 6, 1978 when data are collected and/or processed in France, (ii) of the provisions of this Article 9 and their related rights.

9.3 The Company undertakes, according to article 27 of the French law n°78-17 of January 6, 1978, to inform the Administrator(s) and the Designated Users that:

(i) failure to provide such data may prevent access to the Secure A|W;

(ii) such personal data shall be used by AIRBUS for the sole purpose of (a) security, operation and maintenance of the Secure A|W and (b) the Services and/or communication to and information of the Administrator(s) and the Designated Users in respect of the Secure A|W and the Services;

(iii) such personal data may be transferred to AIRBUS service providers or other AIRBUS entities throughout the world; and

(iv) they benefit from a right of access to and rectification of, their personal data archived by AIRBUS.

9.4 The Secure A|W uses "cookies" (small data files transferred to computer hard drives for the sole purpose of recording computer connections to the Secure A|W such as date, time, consulted pages, etc.). AIRBUS S.A.S. may access and record this information during Designated Users' visits. The use of cookies is a prerequisite to the operation of the Secure A|W and the Company recognizes that any Designated User exercising his/her right to disable cookies shall not have access to the Secure A|W.

9.5 Personal data may be accessed by the Company, Administrators and/or Designated Users and, as the case may be, rectified upon written request to AIRBUS S.A.S, 1 Rond-Point Maurice Bellonte,31707 Blagnac Cedex, France.

9.6 As the performance of the Agreement may imply cross-border transfer of personal data protected under French law, the Company hereby declares that it is aware of (i) the Council of Europe Convention for the Protection of Individuals with regards to Automatic Processing of Personal Data, (ii) the European Directive n° 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data and (iii) French law n°78-17 of 6th January 1978 concerning data processing and liberties, and the Company shall ensure that it remains aware of any further modification of the applicable laws in force and undertakes to respect the same.

ARTICLE 10: WARRANTY / LIABILITY

10.1 To the extent permitted by French law, the Company acknowledges that the Secure A|W, including any and all of its supporting elements and contents, i.e. without limitation the System, the Databases and, unless otherwise stated in the Contracts, AIRBUS Data, are provided "as is" and "as available".

10.2 To the extent permitted by French law, AIRBUS S.A.S. neither warrants nor represents, without limitation, that (i) the Secure A|W, the System, the Services and/or the User Documentation will meet the Company's requirements and expectations, nor will be uninterrupted, timely, secure or error-free, (ii) the results that may be displayed through the Secure A|W, the Data, Databases and/or any material obtained through the Secure A|W will be accurate, reliable or error free.

10.3 Access to and use of the Secure A|W are therefore performed at the Company's sole risk and the Company shall be solely responsible and AIRBUS S.A.S. shall not be liable for damages, on whatever grounds, including third parties' rights' infringement, arising out or in connection with access, use, computer intrusion, security failure, or unavailability of the Services, the Secure A|W and/or the materials contained therein or accessed there through. In no event, shall AIRBUS, their successive successors and assignees be liable for any damage, whether

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direct or indirect, such as but without limitation loss of data or of programs, loss of use, financial loss, any deterioration or infection by malicious codes of the Company's information technology equipment (including but not limited to software, hardware, connections and/or any system or network).

10.4 Notwithstanding the preceding provisions, AIRBUS S.A.S. agrees to support the defence of the Company against any claim alleging that the normal use by the Company of the System infringes the intellectual property rights of any third party by answering the Company's reasonable related information requests, provided the Company notifies AIRBUS S.A.S. in writing of any such claim within fifteen (15) days from the date it has knowledge of the latter.

10.5 Should any provision of the Agreement become prohibited or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction, such provision shall, to the extent required by such law, be severed from the Agreement and rendered ineffective insofar as possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, the Parties hereby agree that they shall waive such provisions to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be valid, binding and enforceable. The Parties agree to replace, as far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provision(s) of the Agreement shall not void or affect the validity of any other provision.

ARTICLE 11: DURATION / TERMINATION

11.1 These General Terms and Conditions shall enter into force on the date of their execution by both Parties. The entry into force or termination of these General Terms and Conditions shall not interfere in any way with the term of any Contracts in force.

11.2 The duration of any other contractual document entered into by the Parties as part of the Agreement shall be provided in the corresponding document. Should these General Terms and Conditions be terminated, all such documents shall, automatically and notwithstanding any other provision in the Agreement, be terminated concurrently therewith.

11.3 In the event of the Company being in breach any of its obligations under the Agreement, Airbus S.A.S. shall be entitled, without prejudice to any of its other rights and without prior notice, to immediately and automatically suspend access to Secure A|W or terminate all or part of the Agreement.

11.4 Upon termination, for whatever reason, of all or part of the Agreement, the Company shall immediately, at AIRBUS S.A.S.' discretion, (i) cease to access to the Secure A|W and/or the corresponding Service(s) and (ii) return or destroy, except in the event that a dispute arises or is raised between the Company and AIRBUS under the Agreement or the Contracts, the Identification Codes as well as all AIRBUS Data the Company may have held in the frame of the terminated part of the Agreement.

11.5 Should a force majeure event occur and continue for a period of more than one (1) month, then either Party may terminate the Agreement upon written notice to the other Party.

ARTICLE 12: MISCELLANEOUS

Airbus S.A.S. is entitled to assign all or part of its rights and/or obligations under the Agreement to any legal entity controlled by AIRBUS S.A.S..

AIRBUS S.A.S. is entitled to subcontract any of its obligations under the Agreement.

The Agreement shall not be modified except through a written amendment signed by the duly authorized representatives of both Parties.

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ARTICLE 13: LAW - JURISDICTION

The Agreement is governed by French laws and the EXCLUSIVE JURISDICTION FOR ANY DISPUTE ARISING OUT OR IN CONNECTION WITH ITS EXISTENCE, VALIDITY, INTERPRETATION OR EXECUTION SHALL BE GIVEN TO THE COMMERCIAL COURTS AND TRIBUNALS OF TOULOUSE (FRANCE), WITH AIRBUS RESERVING THE RIGHT TO PETITION ANY OTHER COMPETENT COURT.

Made in Toulouse, on June 1, 2007, in two originals.

The Company

[CIT AI], a [n Irish] company duly organised and existing under the laws of [Ireland], whose registered office is [1 Stokes Place, St Stephen's Green Dublin 2, Ireland

Duly represented by

Name: Julian Roughan-Kelly

Title: Vice President - Technical and Asset Management

Signature: Julis Kelly

AIRBUS S.A.S.

Duly represented by

Name: Hans Krauss

Title: Head of Leasing

Signature: Hans Krauss

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PART 3

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1

DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

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“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted a free of charge, worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

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3.2

Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4

COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5

TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

6

CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

The Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software Sublicense, the Sublicensee shall:

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a)

not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)	do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)

except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)

should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)

not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)

not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of- charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7

TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

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8 8.1

PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2

The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval.The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9

COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10

CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft provided that such lessee or buyer agree to maintain the duty of confidentiality as set forth in this Clause 10, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of five (5) years.

11	ACCEPTANCE Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

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12

WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13

LIABILITY AND INDEMNITY

The Supplier Software is supplied under the express condition that neither the Supplier nor the Sublicensor shall have any liability in contract or in tort arising from or in connection with the use and/or possession by the Sublicensee of the Supplier Software and that the Sublicensee shall indemnify and hold the Sublicensor and the Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14 14.1

EXCUSABLE DELAYS

Neither the Sublicensor nor the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or supplier‘s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2

The Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

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15

TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software Sublicense.

In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16 16.1

GENERAL PROVISIONS

This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2

In the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3

The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

16.4

This Software Sublicense is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software Sublicense shall be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

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EXHIBIT O

E X H I B I T    O

M A T E R I A L

S U P P L Y   AND   S E R V I C E S

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1.	GENERAL

1.1	Scope

1.1.1	This Exhibit O sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles will be deemed to refer to articles of this Exhibit O unless otherwise specified.

1.1.3	For purposes of this Exhibit O:

1.1.4	the term “Supplier” will mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” will mean an individual item of Material.

1.1.5	The term “SPEC 2000” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2 1.2.1	Material Categories Each of the following constitutes "Material" for purposes of this Exhibit O:

(i) Seller parts;

(ii) Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii) Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv) Seller and Supplier ground support equipment and specific-to-type tools where “Seller Parts” means Seller's proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Exhibit O.

1.3

Term

During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the model of the Aircraft are operated in commercial air transport service (the "Term"), the Seller will maintain, or cause to be maintained, a reasonable stock of Seller Parts.

The Seller will use reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts originally installed on an Aircraft at Delivery.

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1.4 1.4.1

Airbus Material Store

AACS Spares Center

The Seller has established and will maintain or cause to be maintained, during the Term, a US store ("US Spares Center"). The US Spares Center will be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

The Seller will make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center.

1.4.2

Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the "Airbus Material Center") and will, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center will be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3 1.4.3.1

Other Points of Shipment

In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores will be provided to the Buyer upon the Buyer’s request.

1.4.3.2

The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk The Seller operates a “Customer Order Desk”, the main functions of which are:

	(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

	(ii)	Management of order changes and cancellations;

	(iii)	Administration of Buyer’s routing instructions;

	(iv)	Management of Material returns;

	(v)	Clarification of delivery discrepancies;

	(vi)	Issuance of credit and debt notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

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1.7	Commitments of the Buyer

1.7.1 During the Term, the Buyer agrees to purchase from

(a)	the Seller, AACS or the Seller’s licensee(s) the Seller Parts required for the Buyer's own needs; or

(b)	operators or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.2

Subject to the express further agreement of the Seller in relation to Article 1.7.2 (ii) below, the Buyer may manufacture, exclusively for its own use parts, equivalent to Seller Parts, provided, however, that it may only do so in one of the following circumstances:

	(i)	after expiration of the Term, the concerned Seller Parts are out of stock;

(ii)
Seller Parts are needed to perform confirmed AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture such parts;

	(iii)	when a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog.

1.7.3.1

The rights granted to the Buyer in Article 1.7.2 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee or royalty, nor will they in any way be construed to affect the rights of third parties.

1.7.3.2

If the Buyer manufactures any parts pursuant to Article 1.7.2, the Buyer will be solely responsible for such manufacturing and any use made of the manufactured parts, and the confirmation given by the Seller under Article 1.7.2 will not be construed as express or implicit approval either of the Buyer in its capacity as manufacturer of such parts or of the manufactured parts.

The Buyer will also be solely responsible to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 1.7.2 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS EXHIBIT O WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

1.7.3.3

The Buyer will allocate its own part number to any part manufactured in accordance with Article 1.7.2. The Buyer will under no circumstances be allowed to use the Airbus part number of the Seller Part to which such manufactured part is intended to be equivalent.

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1.7.3.4	The Buyer will not be entitled to sell or lend any part manufactured under the provisions of Article 1.7.3 to any third party.

2. 2.1

INITIAL PROVISIONING

Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1, and expires on the ninetieth (90th) day after Delivery of the last Aircraft firmly ordered under the Agreement as of the date hereof (“Initial Provisioning Period").

2.2 2.2.1

Pre-Provisioning Meeting

The Seller will organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller will familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2

The Pre-Provisioning Meeting will take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

2.3

Initial Provisioning Conference

The Seller will organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which will be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference will take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest six (6) months before the Scheduled Delivery Month of the first applicable Aircraft to be delivered to such Operator.

2.4 2.4.1

Provisioning Data

Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) ("Provisioning Data") will be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data will be revised every ninety (90) days up to the end of the Initial Provisioning Period.

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2.4.1.2	The Seller will ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller will comply with the configuration of the Aircraft as documented three (3) months before the date of issue.

This provision will not cover:

	(i)	Buyer modifications not known to the Seller,

	(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2

Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) will be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller will not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data will be provided in either SPEC 2000 format or any other agreed format.

2.4.3

Supplementary Data

The Seller will provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer Upon the Buyer’s request, the Seller will submit a commercial offer for Initial Provisioning Material.

2.6 2.6.1

Delivery of Initial Provisioning Material

During the Initial Provisioning Period, Initial Provisioning Material will conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material will take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

2.6.3	All Initial Provisioning Material will be packaged in accordance with ATA 300 Specification.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

	a)	The “Buy-Back Period” is defined as the period starting one (1) year after and ending four (4) years after Delivery of the first Aircraft to the Buyer.

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b)	At any time during the Buy-Back Period, the Buyer will have the right to return to the Seller solely Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii), subject to the Buyer providing sufficient evidence that such Material fulfils the conditions defined hereunder.

c)	Material as set forth in Article b) above will be eligible for Buy-Back provided:

	i)	The Material is unused and undamaged and is accompanied by the Seller's original documentation (tag, certificates);

	ii)	The Seller provided the Buyer with an Initial Provisioning recommendation for such Material at the time of the Initial Provisioning Conference based upon a maximum protection level of ninety-six percent (96%) and a maximum transit time of twenty (20) days;

	iii)	The quantity procured by the Buyer was not in excess of the provisioning quantities recommended by the Seller;

	iv)	The Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

	v)	The Material ordered by the Buyer is identified as an Initial Provisioning order and was placed on routine, and not expedite, basis;

	vi)	The Material and its components have at least ninety percent (90%) shelf life remaining when returned;

	vii)	The Material is returned to the Seller by the Buyer and has effectively been received and accepted by the Seller before the end of the Buy-Back Period.

d)	If any Material is accepted for Buy-Back, the Seller will credit the Buyer as follows:

	-	For Seller Parts as per Article 1.2.1 (i) the Seller will credit the Buyer one hundred percent
(100%) of the price originally paid;

	-	For Supplier Parts as per Article 1.2.1 (ii) the Seller will credit the Buyer one hundred percent (100%) of the original Supplier list price valid at the time of order placement.

e)	In the event of the Buyer electing to procure Material in excess of the Seller's recommendation, the Buyer will notify the Seller thereof in writing, with due reference to the present Article 2.7. The Seller's acknowledgement and agreement in writing will be necessary before any Material in excess of the Seller's Initial Provisioning recommendation will be considered for Buy-Back.

f)	It is expressly understood and agreed that all credits described in Article 2.7 (d) will be provided by the Seller to the Buyer exclusively by means of credit notes to the Buyer's Material account with the Seller.

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g)	Transportation costs for the agreed return of Material under this Article 2.7 will be borne by the Buyer.

3. 3.1

OTHER MATERIAL SUPPORT

As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4	WARRANTIES

4.1	Seller Parts Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit O will at delivery to the Buyer:

	(i)	be free from defects in material.

	(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

	(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1 4.1.1.1	Warranty Period The warranty period for Seller Parts is thirty six (36) months for new Seller Parts and twelve (12) months for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2

Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, will be the remaining portion of the original warranty period or twelve (12) months, whichever is longer.

4.1.2

Buyer's Remedy and Seller's Obligation

The Buyer's remedy and Seller's obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price such Seller Part.

The provisions of Clauses 12.1.5 through 12.1.10 of the Agreement will apply to claims made pursuant to this Article 4.1.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit O	July 2011
8

EXHIBIT O

4.2

Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit O, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it will accept the same.

4.3

Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT. THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS AGREEMENT.

THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

	(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

	(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

	(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

	(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit O	July 2011
9

EXHIBIT O

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

	(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

	(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

	(c)	LOSS OF PROFITS AND/OR REVENUES;

	(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

4.4

Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Article 4that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Article 4, and the Buyer will not have any right to require specific performance by the Seller.

5.	COMMERCIAL CONDITIONS

5.1	Delivery Terms

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit O	July 2011
10

EXHIBIT O

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by publication n°560 of the International Chamber of Commerce, published in January 2000.

5.2	Payment Procedures and Conditions All payments under this Exhibit O will be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3

Title

Title to any Material purchased under this Exhibit O will remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, will be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	Cessation of Deliveries The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Exhibit O.

6.	EXCUSABLE DELAY Clauses 10.1 and 10.2 of the Agreement will apply, mutatis mutandis, to all Material support and services provided under this Exhibit O.

7. 7.1

TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated will also be terminated. Unused Material in excess of the Buyer's requirements due to such termination may be repurchased by the Seller, at the Seller’s option, as provided in Article 2.7.

8.

INCONSISTENCY

In the event of any inconsistency between this Exhibit O and the Customer Services Catalog or any order placed by the Buyer, this Exhibit O will prevail to the extent of such inconsistency.

C.I.T. Leasing Corporation A320 NEO Family Purchase Agreement - Exhibit O	July 2011
11

Letter Agreement n°1

LETTER AGREEMENT NO. 1

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sirs

C.I.T. Leasing Corporation, Inc., (the "Buyer"), and AIRBUS, S.A.S. (the "Seller"), have entered into an Airbus A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 1	July 2011
1

Letter Agreement n°1

CONTENT: ***

4.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 4 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 1	July 2011
2

Letter Agreement n°1

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS, S.A.S.

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 1	July 2011
3

Letter Agreement n°1

SCHEDULE A: ***

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 1	July 2011
4

Letter Agreement n°2

LETTER AGREEMENT NO. 2

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sirs

C.I.T. Leasing Corporation, Inc., (the "Buyer"), and AIRBUS S.A.S. (the "Seller"), have entered into an Airbus A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 2	July 2011
1

Letter Agreement n°2

CONTENT: ***

3.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 3 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 2	July 2011
2

Letter Agreement n°2

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 2	July 2011
3

Letter Agreement n°3

LETTER AGREEMENT NO. 3

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sir:

     C.I.T. Leasing Corporation, Inc. (the "Buyer"), and AIRBUS, S.A.S. (the "Seller"), have entered into an A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

     Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 3	July 2011
1

Letter Agreement n°3

***

13.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 13 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 3	July 2011
2

Letter Agreement n°3

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 3	July 2011
3

LETTER AGREEMENT NO. 4

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sir:

     C.I.T. Leasing Corporation, Inc. (the "Buyer"), and AIRBUS S.A.S (the "Seller"), have entered into an A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

     Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that, except if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 4	July 2011
1

***

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 4	July 2011
2

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 4	July 2011
3

LETTER AGREEMENT NO. 5

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sir:

     C.I.T Leasing Corporation, Inc. (the "Buyer"), and AIRBUS S.A.SL. (the "Seller"), have entered into an A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

     Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 5	July 2011
1

Letter Agreement n°5

***

6.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 5 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 5	July 2011
2

Letter Agreement n°5

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 5	July 2011
3

LETTER AGREEMENT NO. 6

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sir:

     C.I.T. Leasing Corporation, Inc. (the "Buyer"), and AIRBUS S.A.S (the "Seller"), have entered into an AirbusA320 Family and A350 Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

     Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 6	July 2011
1

Letter Agreement n°6

***

4.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 4 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 6	July 2011
2

Letter Agreement n°6

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 6	July 2011
3

Letter Agreement n°7

LETTER AGREEMENT NO. 7

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Dear Sir:

     C.I.T. Leasing Corporation, Inc. (the "Buyer"), and AIRBUS S.A.S (the "Seller"), have entered into an A320 NEO Family Aircraft Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

     Except as provided by sub-Clause 22.5 of the Agreement, both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that, except if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 7	July 2011
1

Letter Agreement n°7

***

6.

ASSIGNMENT

Except as permitted by Clause 19 of the Agreement, this Letter Agreement and the rights and obligations of the parties hereunder shall not be assigned or transferred by either party in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 shall be void and of no force or effect.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 7	July 2011
2

Letter Agreement n°7

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By:

Its:

Date:

Accepted and Agreed,

C.I.T. Leasing Corporation

By:

Its:

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 7	July 2011
3

Letter Agreement n°8

LETTER AGREEMENT NO. 8

As of July 28, 2011

C.I.T. Leasing Corporation
11 West 42nd Street
12th floor
New York, New York 10036
USA

Re: ***

Gentlemen,

The CIT Group/Capital Finance Inc. ("the Buyer"), and AIRBUS S.A.S. ("the Seller"), have entered into an Airbus A320 NEO Family Aircraft Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 8	July 2011
1

Letter Agreement n°8

***

1

ASSIGNMENT

The terms and conditions of this Letter Agreement shall be assignable to the Buyer’s operators. The Buyer shall consult the Seller in advance of any such assignment.

In consideration of the assignment and subrogation by the Seller of this Letter Agreement in favour of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Clause 12 of the Agreement, including without limitation the Waiver, Release and Renunciation and Duplicate Remedies provisions therein contained, shall apply to the foregoing Guarantees, except that if such Clause 12 and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 8	July 2011
2

Letter Agreement n°8

If the foregoing terms and conditions are satisfactory, please indicate your acceptance thereof by signing in the place indicated below.

Very truly yours,

AIRBUS S.A.S

By:____________________

Its:____________________
Agreed and Accepted

C.I.T. Leasing Corporation

By: _____________________

Its: _____________________

Date:_____________________

C.I.T Leasing Corporation A320 NEO Family Purchase Agreement – LA 8	July 2011
3